UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04719

The GAMCO Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

            Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

            Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Income Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2011

GAMCO WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2011 (a)							Average Annual Returns – September 30, 2011 (a)(b)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Current Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Current Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty MitesSM	(3.32)%	4.75%	8.84%	10.11%	1.58%	1.58%	None	(7.37)%	3.69%	8.18%	9.59%	1.83%	1.83%	4.00%
SmallCap Equity	(3.82)	0.77	3.91	5.07	1.99	1.50	None	(7.86)	(0.29)	3.31	4.65	2.24	1.75	4.00
Income	2.60	(1.39)	6.89	6.09	3.19	2.00	None	(1.80)	(2.45)	6.18	5.58	3.44	2.25	4.00
Equity	(3.84)	(2.63)	3.23	8.89	1.54	1.54	None	(7.87)	(3.64)	2.55	8.49	1.79	1.79	4.00
Balanced	(0.96)	0.73	4.19	7.95	1.24	1.24	None	(5.12)	(0.36)	3.52	7.47	1.49	1.49	4.00
Intermediate Bond	2.72	5.07	4.33	5.59	1.49	1.02	None	(1.52)	4.13	3.81	5.32	1.59	1.12	4.00

	Class B Shares							Class C Shares
	Average Annual Returns – September 30, 2011 (a)(c)(e)							Average Annual Returns – September 30, 2011 (a)(d)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Current Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Current Expense Ratio after Adviser Reim burse- ments	Maximum Sales Charge
Mighty MitesSM	(8.91)%	3.61%	8.02%	9.47%	2.33%	2.33%	5.00%	(4.96)%	4.01%	8.04%	9.50%	2.33%	2.33%	1.00%
SmallCap Equity	Class B Shares have been discontinued.							(5.45)	0.03	3.07	4.48	2.74	2.25	1.00
Income	Class B Shares have been discontinued.							0.78	(2.14)	6.24	5.63	3.94	2.75	1.00
Equity	Class B Shares have been discontinued.							(5.38)	(3.35)	2.47	8.46	2.29	2.29	1.00
Balanced	(6.59)	(0.46)	3.39	7.42	1.99	1.99	5.00	(2.68)	(0.05)	3.41	7.45	1.99	1.99	1.00
Intermediate Bond	(3.03)	3.97	3.56	5.17	2.24	1.77	5.00	0.89	4.68	3.55	5.20	2.24	1.77	1.00

	Class I Shares
	Average Annual Returns – September 30, 2011 (a)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Current Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty MitesSM	(3.01)%	4.97%	8.95%	10.19%	1.33%	1.33%	None
SmallCap Equity	(3.64)	0.94	4.00	5.13	1.74	1.25	None
Income	2.85	(1.21)	6.99	6.16	2.94	1.75	None
Equity	(3.56)	(2.41)	3.34	8.93	1.29	1.29	None
Balanced	(0.69)	0.91	4.29	8.00	0.99	0.99	None
Intermediate Bond	2.97	5.25	4.42	5.64	1.24	0.77	None

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. For the SmallCap Equity, Income, and Intermediate Bond Funds (and for the Mighty MitesSM Fund through September 30, 2005), the Adviser reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2012 and are renewable annually by the Adviser. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. The prospectus contains information about these and other matters and should be read carefully before investing.

(b)	Includes the effect of the maximum 4.0% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class B Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

	Class AAA Shares	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Mighty MitesSM	05/11/98	11/26/01	06/06/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	—	11/26/01	01/11/08
Income	09/30/97	5/9/01	—	11/26/01	01/11/08
Equity	01/02/87	1/28/94	—	2/13/01	01/11/08
Balanced	10/1/91	04/06/93	03/27/01	09/25/01	01/11/08
Intermediate Bond	10/1/91	07/26/01	03/27/01	10/22/01	01/11/08

Performance Discussion

Mighty MitesSM Fund

Macroeconomic news this year has been dominated by the “sovereigns” – primarily the governments of the European Union (“EU”), the U.S., and China. The formation of the EU under the Maastricht Treaty of 1992 was an historic step in unifying a continent that had been fragmented since the fall of the Roman Empire, including establishing the criteria for a single currency under the European Monetary Union. The legacy of the treaty – which left members with individual control over fiscal policy but centralized authority over monetary policy – is now in question, as weaker governments lack the exchange rate tools that would allow adjustment to a more competitive footing. European leaders are working to balance the interests of distressed countries such as Greece and Portugal against those of healthier economies such as Germany and Finland within the current framework.

The U.S. faces its own fiscal challenges as $15 trillion of federal debt, nearing 100% of GDP, reaches percentage levels not seen since the end of World War II. Unlike captives of the EU, however, the U.S. can (for a time) improve competitiveness by devaluing the dollar, and possesses the special privilege of repaying its debts in the currency it controls. That did not stop Standard & Poor’s on August 5, 2011 from issuing its first downgrade of U.S. debt, from AAA to AA+, citing the “political brinksmanship” of a summer budget debate that ultimately failed to reduce the country’s long-term debt load.

In our constant search for hidden assets, we continue to examine companies’ earnings and cash flow. We look for companies with excellent growth prospects, new products, entering new markets, and taking market share. We look for companies trading at a discount to their private market value (PMV), the value an informed industrialist would be willing to pay to acquire companies with similar characteristics. In the Russell 2000, 74 companies have been or are in the process of being acquired thus far this year. M&A activity combined with buybacks by small-cap company executives and a lack of initial public offerings (IPOs) should tighten supply of small-caps. We also seek a catalyst: something happening in the company’s industry or business model that will surface value. Examples of such catalysts are a change in management, sale or spin-off of a division, the development of a profitable new business, or changes in government regulations, political climate, or competitive conditions.

Among the better performing stocks for the fiscal year were: Schiff Nutrition International Inc. (1.8% of net assets as of September 30, 2011), Ascent Capital Group Inc. (1.7%), and Continucare Corp. (0.9%). Some of our weaker performing stocks during the year were Materion Corp. (0.7%), Rochester Medical Corp. (0.6%), and Journal Communications Inc. (0.6%).

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2011 (a) (unaudited)
	1 Year	5 Year	10 Year	Since Inception (5/11/98)
Mighty MitesSM Fund Class AAA	(3.32)%	4.75%	8.84%	10.11%
Russell Microcap™ Index	(4.83)	(4.36)	5.28	N.A.
Russell 2000 Index	(3.53)	(1.02)	6.12	3.61
Lipper Small Cap Value Fund Average	(5.23)	(0.99)	7.57	5.52	(b)
In the current prospectus dated January 31, 2011, the expense ratio for Class AAA Shares is 1.58%. See page 32 for the expense ratios for the year ended September 30, 2011. Class AAA Shares do not have a sales charge.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. Current performance may be higher or lower than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Microcap™ Index and the Russell 2000 Index are unmanaged indicators of stock market performance. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b) Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITESSM FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE RUSSELL MICROCAP™ INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
**	The Russell Microcap™ Index inception date is June 30, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty MitesSM Fund (Class AAA).

SmallCap Equity Fund

A moderating economic climate earlier in 2011 gave way to a tumultuous third quarter for the U.S. which began with protracted political wrangling over the U.S. federal debt ceiling, a downgrade of U.S. debt by Standard & Poor’s, followed by disappointing employment numbers. The fiscal year ended in a market sell-off over potential liquidity problems within the European Union (“EU”).

The calm that followed last summer’s attempted solution to sovereign debt and fiscal spending levels in Greece proved to have been only temporary. A contentious Greek debt refinancing and angry public protests, in response to Greek fiscal austerity measures, sparked a broad realization that significantly more aid was needed to stem a budding solvency problem across the entire EU.

These fears were most clearly shown in the movement of the VIX volatility index, which spiked to levels not seen since the crisis of fall 2008. Exhibiting a strong inverse correlation to the VIX, the Russell 2000 Index set new lows for the year as investors abandoned small-cap stocks and fled to defensive sectors such as utilities and consumer staples.

Retail investors have already fled small-caps with negative flows for twenty consecutive weeks totaling $9 billion. Large-caps are attractive with the Standard & Poor’s 500 today selling for 12.1x forward twelve month earnings and a dividend yield of 2.17%. But small-caps have faster rates of earnings growth and the reduction in Wall Street sell-side research coverage, caused by the consolidation in financial services has created natural pricing inefficiencies that have been amplified. The Russell 2000’s forward price earnings ratio, P/E, stands at 12.6x versus its long-term average of 15.4x. The Russell 2000 is trading at 9x EV/EBITDA (enterprise value / earnings before interest and taxes plus depreciation), 20+ percent below its fifteen year long-term average. Its price-to-book comes in at 1.5x, below its average of 2.2x. Currently, about 18% of the Russell 2000’s market cap sits in cash and almost 20% of the universe trades under 3x cash. Given its 25% decline from the recent peak, the small-cap benchmark is already priced for a big decline in growth expectations or even recession.

Deal activity is back, thanks to near record low interest rates. And, unlike prior periods where mega-deals made headlines, the current wave of corporate buyouts is targeting small- to mid-size companies. To give you an idea of the surge in deal activity among small-caps, through the second and third fiscal quarters of the year there were $1.5 trillion of deals globally, up 22% from the same period in 2010, according to Dealogic. And $573 billion of those deals belong to U.S. companies, an increase of 38% from last year. Some 70% of the transactions last year were less than $5 billion, so smaller companies are increasingly becoming acquisition targets.

Among the better performing stocks for the fiscal year were: LeCroy Corp (0.9% of net assets as of September 30, 2011, a niche builder of high end oscilloscopes and protocol analyzers used by design engineers for industrial, optical network, and consumer electronic end markets. Brigham Exploration Co. (0.8%) which explores and develops domestic offshore oil and gas formations utilizing technologically advanced techniques and Vishay Intertechnology Inc. (0.2%), which benefited from firmer pricing and improved operating leverage as the electronic supply chain tightens, were some of the other stocks that performed well during the year.

Some of our weaker performing stocks during the year were: Qlogic Corp. (2.0%), Goodrich Petroleum Corp. (1.3%), and Jones Group, Inc. (0.9%). The Jones Group, Inc. designs and markets branded apparel, dresses, footwear, jeans, sportswear, jewelry, and handbags through department stores and branded specialty retail and outlet stores. Excess inventory and rising cotton prices depressed margins in the quarter, causing the stock to decline.

As bottom up, research driven, value investors, we employ many of the same metrics in the valuation of our portfolio candidates as criteria used by strategic corporate buyers and private equity outfits. Consequently, we stand to benefit from this renewed acquisition activity. Our portfolio comprises a broad cross section of special situation equities across multiple industries with attractive risk reward characteristics. We continue to search for the stocks of undervalued companies with attractive business models and solid fundamentals, run by top notch management teams.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2011 (a) (unaudited)
	1 Year	5 Year	10 Year	Since Inception (4/15/97)
SmallCap Equity Fund Class AAA	(3.82)%	0.77%	3.91%	5.07%
Russell 2000 Index	(3.53)	(1.02)	6.12	5.86
In the current prospectus dated January 31, 2011, the gross expense ratio for Class AAA Shares is 1.99%. The net expense ratio is 1.50%, after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2012. See page 33 for the expense ratios for the year ended September 30, 2011. Class AAA Shares do not have a sales charge.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Income Fund

This is the eighth consecutive quarter of dividend increases that started in the fourth quarter of 2009, and since that time the total dividends paid by the companies that comprise the S&P 500 Index have increased 22%.

According to long term studies by Ibbotson Associates, since 1926 the S&P 500 Index has risen approximately 9.5% annually with 45% of that return coming from dividends and 55% coming from capital appreciation. This does not take into account the impact of reinvested dividends. If dividends are reinvested year after year, their contribution over time to the total return is higher. This is the power of compounding interest or, in this case, dividends, and makes the case for the long term power of reinvested dividends.

The key to dividend investing is to concentrate on those companies that not only can afford their current payouts, but also will be able to boost these payouts regularly over time.

The dividend is a concrete reflection of the real strength of earnings. It is the compounding effect of these growing dividends, reinvested year after year, that has comprised almost half the long term return on the stock market, and we believe that these dividends are critical to long term future returns.

Among the better performing stocks for the fiscal year were: American Water Works Co. Inc. (3.7% of net assets as of September 30, 2011), Apple Inc. (3.6%), and Mead Johnson Nutrition Co. (3.3%).

Some of our weaker performing stocks during the year were: International Paper Co. (2.2%), General Motors Co. (1.5%), and Citigroup Inc. (1.3%).

We believe that the economic and earnings cycles continue to favor dividend payors and dividend growers over non-dividend stocks, and we shall continue to try to invest in those that offer the best total return. Our objective is to convert the returns from the dividends and appreciation of the companies in the Fund into both a current return and long-term appreciation for our investors.

Average Annual Through September 30, 2011 (a)(c) (unaudited)
	1 Year	5 Year	10 Year	Since Inception (9/30/97)
Income Fund Class AAA	2.60%	(1.39)%	6.89%	6.09%
S&P 500 Index	1.14	(1.18)	2.82	3.08
Lipper Equity Income Fund Average	0.27	(1.64)	3.24	3.21
Blended Index (b)	(11.21)	(8.64)	(2.73)	(2.42)
10 Year Treasury Note Index	(23.56)	(16.10)	(8.29)	(7.91)
In the current prospectus dated January 31, 2011, the gross expense ratio for Class AAA is 3.19%. The net expense ratio is 2.00%, after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2012. See page 34 for the expense ratios for the year ended September 30, 2011. Class AAA Shares do not have a sales charge.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of dividends, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Equity Income Fund Average includes the 30 largest equity funds tracked by Lipper, Inc. The 10 Year Treasury Note Index is an unmanaged index tracking U.S. Treasury Notes with a 10 year maturity. Dividends are considered reinvested. You cannot invest directly in an index.

(b) The Blended Index consists of a 50% blend of each of the 10 Year Treasury Note Index and the S&P 500 Index.
(c) As per the January 31, 2011 prospectus, the Fund’s benchmarks are the S&P 500 Index and the Lipper Equity Income Fund Average.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INCOME FUND CLASS AAA, THE BLENDED INDEX, AND THE S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund

As the fiscal year opened, a key factor in the double digit gain of stocks during the fourth quarter of 2010 had been the belief that continued stimulus from the Federal Reserve’s commitment to buy an additional $600 billion in government debt (QE2) would lead to stronger economic growth.

January started 2011 well with strong earnings and economic reports; bond yields moved sharply higher. By month end, however, protests in Egypt helped push stock markets lower and prompted a bid for bonds and a concomitant sharp decline in interest rates. Violence in Libya and crude oil’s price surge kept the pressure on in early February, but corporate earnings reports and improving employment conditions strengthened investor positive sentiment. With Middle East protests and the potential economic impact from the Japanese tsunami weighing on investors, March returns – though positive – lagged those of January and February. The best performing sectors during the first quarter of 2011 were those tied to higher commodity prices and economic optimism; lagging sectors were Financial Services and Consumer Staples, amid investor concern about rising food costs. The flight-to-safety Treasury bid dissipated near the end of March with a steady stream of economic data supporting a U.S. recovery being on track.

The key driver of market performance during the second quarter of 2011 was a significant decline in investor risk appetite. Renewed fears of a Greek debt default, slower economic growth in the U.S. and China, and the impact of Japanese production interruptions all conspired to reduce demand for equities in favor of US Treasury debt. The best performing groups were the traditionally defensive sectors.

Risk tolerance plummeted in the closing quarter of the fiscal year, the third quarter of 2011, as a number of events conspired to reduce investor optimism about future economic growth and confidence in the decision making of politicians in the U.S. and Europe. Volatility-weary investors sold stocks and riskier bonds in favor of US Treasury securities, which – further supported by the Federal Reserve’s announced decision on September 21 to purchase longer-maturity Treasuries – experienced one of their sharpest yield declines in history.

Top contributors to the fund’s performance for the year were Chevron Corp (2.3% of net assets as of September 30, 2011), energy company EQT Corp. (2.0%), and IBM Corp. The major detractors to the fund’s performance were MetLife Inc. (2.1%), General Motors Co. (1.9%), and Newfield Exploration Co. (1.9%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2011 (a) (unaudited)
	1 Year	5 Year	10 Year	Since Inception (1/2/87)
Equity Fund Class AAA	(3.84)%	(2.63)%	3.23%	8.89%
S&P 500 Index	1.14	(1.18)	2.82	8.89	(b)
Lipper Large Cap Value Fund Average	3.66	5.78	5.22	8.05	(b)
In the current prospectus dated January 31, 2011, the expense ratio for Class AAA Shares is 1.54%. See page 35 for the expense ratios for the year ended September 30, 2011. Class AAA Shares do not have a sales charge.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Large Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b) S&P 500 Index and the Lipper Large Cap Value Fund Average since inception performance are as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund

The Fund is designed to provide exposure to equities while reducing overall risk through investment in short-to-intermediate fixed income securities. The Equity Fund strategy comments also apply to the equity portion of the Balanced Fund.

The bond portion typically invests in high quality notes with lower interest rate sensitivity (and generally a shorter maturity) than the typical bond index, with the objective of dampening the volatility of equity holdings.

Top three contributing fixed income holdings for the fiscal year were intermediate term notes issued by Freddie Mac: 3.75% due 03-27-2019 (1.9% of net assets as of September 30, 2011), Anadarko Petroleum 5.95% due 09-15-2016 (1.3%), and US Treasury 3.625% due 8-15-19 (1.3%). The only securities with negative returns were Bank of America Corp 5.375% due 06-15-14 (1.4%) and Barclays Bank 5.000% due 09-22-16 ( 0.9%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2011 (a)(d) (unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/1/91)
Balanced Fund Class AAA	(0.96)%	0.73%	4.19%	7.95%
Barclays Capital Government/Credit Bond Index	5.14	6.52	5.74	6.78	(c)
S&P 500 Index	1.14	(1.18)	2.82	7.64	(c)
60% S&P 500 Index and 40% Barclays Capital Government/Credit Bond Index (b)	2.74	1.90	3.99	7.30
Lipper Mixed Asset Target Allocation Moderate Fund Average	(0.33)	1.15	4.03	6.72	(c)
Barclays Capital Government/Corporate Bond Index	5.15	6.48	5.69	N.A.
60% S&P 500 Index and 40% Barclays Capital Government/Corporate Bond Index (e)	2.74	1.88	3.97	6.50
In the current prospectus dated January 31, 2011, the expense ratio for Class AAA Shares is 1.24%. See page 36 for the expense ratios for the year ended September 30, 2011. Class AAA Shares do not have a sales charge.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Barclays Capital Government/Credit Bond Index and Barclays Capital Government/Corporate Bond Index are market value weighted indices that track the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Mixed Asset Target Allocation Moderate Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b) The Blended Index consists of a 60% blend of each of the S&P 500 Index and 40% Barclays Capital Government/Credit Bond Index.
(c) S&P 500 Index, Barclays Capital Government/Credit Bond Index, and the Lipper Mixed Asset Target Allocation Moderate Fund Average since inception performance are as of September 30, 1991.
(d) As per the January 31, 2011 prospectus, the Fund’s benchmarks are the 60% S&P 500 and the 40% Barclays Capital Government/Credit Bond Blended Index.
(e) The Blended Index consists of a 60% blend of each of the S&P 500 Index and 40% Barclays Capital Government/Corporate Bond Index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
**	The Barclays Government/Corporate Bond Index inception date is January 1, 1999 and the value of the index prior to January 1, 1999 is that of the Barclays Government/Credit Bond Index.

Intermediate Bond Fund

For the year as a whole, Treasury yields declined to 2.92% on the 30 year bond, to 1.93% on the 10 year note, and to 0.97% on the 5 year note, with yields on shorter term notes near 0%, reflecting the flight to quality amid concerns about growth in the developed world as well as in China, and about Euro-area stability. Long maturity bonds (longer than 10 years) are generally the most price sensitive to a decline in yields and therefore trounced the returns of intermediate notes (10 years or shorter) in this plummeting rate environment. Representative long- vs. intermediate-maturity fiscal year returns for the Barclays Capital Government/Credit Bond Index (“Barclays Index”) include: U.S. Treasury 27.5% vs. 6%, U.S. Agency 19% vs. 3%, U.S. Corporate 12% vs. 4%, and for the Barclays Index as a whole 12.7% vs. 3.4%.

The significant flight-to-quality during the last fiscal quarter resulted in higher quality Aaa- and Aa- rated debt outperforming Baa during the period. For the twelve months as a whole, however, yield seeking investors slightly favored Baa-rated debt to A- or better. The Utilities sector led the fiscal year performance of the Barclays Index at 8%, followed by US Treasuries at 6%; Financial Institutions lagged at 1%.

The sectors of the fund that were over weighted with respect to their Barclays Index counterparts, industrial and agency notes, contributed the most to the total return of the fund during the fiscal year. The top contributing segment within all fund sectors continued to be TIPs (US Treasury Inflation-Indexed securities), returning 10.46% for the twelve months. The three top contributing securities were Treasury issues: US Treasury Inflation-Indexed 2.500% due 01-15-29 (2.3% of net assets as of September 30, 2011) was the top contributor, followed by US Treasury 3.375% due 11-15-19 (2.0%) and US Treasury 7.125% due 02-15-23 (1.9%). Notes issued by three financial institutions had the only negative returns for the year: Bank of America 5.375% due 06-15-14 (1.5%), Merrill Lynch 5.000% due 01-15-15 (1.3%), and Barclays Bank 5.000% due 09-22-16 (1.1%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2011 (a)(c) (unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/1/91)
Intermediate Bond Fund Class AAA	2.72%	5.07%	4.33%	5.59%
Barclays Capital Government/Credit Bond Index	5.14	6.52	5.74	6.78	(b)
Lipper Intermediate Investment Grade Debt Fund Average	3.66	5.78	5.22	6.25	(b)
Barclays Capital Government/Corporate Bond Index	5.15	6.48	5.69	N.A.
In the current prospectus dated January 31, 2011, the gross expense ratio for AAA Shares is 1.49%. The net expense ratio is 1.02%, after contractual reimbursements by Teton Advisors Inc. (the “Adviser”) in place through January 31, 2012. See page 37 for the expense ratios for the year ended September 30, 2011. Class AAA Shares do not have a sales charge.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Fund is subject to interest rate and credit risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Capital Government/Credit Bond Index and Barclays Capital Government/Corporate Bond Index are market value weighted indices that track the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Intermediate Investment Grade Debt Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b) The Barclays Capital Government/Credit Bond Index and the Lipper Intermediate Investment Grade Debt Fund Average since inception performance are as of September 30, 1991.
(c) As per the January 31, 2011 prospectus, the Fund’s benchmark is the Barclays Capital Government/Credit Bond Index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BARCLAYS CAPITAL GOVERNMENT/CREDIT BOND INDEX** (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
**	The Barclays Capital Government/Corporate Bond Index inception date is January 1, 1999 and the value of the index prior to January 1, 1999 is that of the Barclays Capital Government/Credit Bond Index.

Morningstar® Ratings Based on Risk Adjusted returns as of September 30, 2011. (Unaudited)

		Overall Rating		3 Year Rating		5 Year Rating		10 Year Rating

FUND	Morningstar Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

GAMCO Westwood Mighty Mites AAA	Small Blend	«««««	578	«««««	578	«««««	493	«««««	289
GAMCO Westwood Mighty Mites A	Small Blend	«««««	578	«««««	578	«««««	493	«««««	289
GAMCO Westwood Mighty Mites B	Small Blend	«««««	578	«««««	578	«««««	493	«««««	289
GAMCO Westwood Mighty Mites C	Small Blend	«««««	578	«««««	578	«««««	493	«««««	289
GAMCO Westwood Mighty Mites I	Small Blend	«««««	578	«««««	578	«««««	493	«««««	289

GAMCO Westwood SmallCap Equity AAA	Small Blend	««	578	««	578	«««	493	«	289
GAMCO Westwood SmallCap Equity A	Small Blend	««	578	««	278	««	493	«	289
GAMCO Westwood SmallCap Equity I	Small Blend	««	578	««	578	«««	493	«	289

GAMCO Westwood Income AAA	Large Value	««««	1114	««««	1114	««««	964	«««««	545
GAMCO Westwood Income A	Large Value	««««	1114	««««	1114	««««	964	«««««	545
GAMCO Westwood Income C	Large Value	««««	1114	««««	1114	««««	964	«««««	545
GAMCO Westwood Income I	Large Value	««««	1114	««««	1114	««««	964	«««««	545

GAMCO Westwood Equity AAA	Large Blend	«««	1652	«	1652	«««	1408	««««	832
GAMCO Westwood Equity A	Large Blend	««	1652	«	1652	««	1408	«««	832
GAMCO Westwood Equity C	Large Blend	««	1652	«	1652	««	1408	«««	832
GAMCO Westwood Equity I	Large Blend	«	1652	«	1652	«««	1408	««««	832

GAMCO Westwood Balanced AAA	Moderate Allocation	«««	847	««	847	«««	711	«««	386
GAMCO Westwood Balanced A	Moderate Allocation	««	847	«	847	««	711	«««	386
GAMCO Westwood Balanced B	Moderate Allocation	««	847	«	847	««	711	«««	386
GAMCO Westwood Balanced C	Moderate Allocation	«««	847	«	847	«««	711	«««	386
GAMCO Westwood Balanced I	Moderate Allocation	««	847	««	847	«««	711	«««	386

GAMCO Westwood Intermediate Bond AAA	Intermediate-Term Bond	««	1026	««	1026	««	862	««	568
GAMCO Westwood Intermediate Bond A	Intermediate-Term Bond	«	1026	«	1026	««	862	«	568
GAMCO Westwood Intermediate Bond B	Intermediate-Term Bond	«	1026	«	1026	««	862	«	568
GAMCO Westwood Intermediate Bond C	Intermediate-Term Bond	««	1026	«	1026	««	862	«	568
GAMCO Westwood Intermediate Bond I	Intermediate-Term Bond	««	1026	««	1026	«««	862	««	568

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three, five and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, B, C, or I shares. Unrated classes of fund shares are not listed. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2011 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Teton Advisors is the investment manager for all GAMCO Westwood Funds. Investors should carefully consider the investment objectives, risks, sales charges and expenses of the fund before investing. Each fund’s prospectus contains this and other information about the funds and is available by calling 800-WESTWOOD, online at www.tetonadv.com, or from your financial adviser. The prospectus should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580. Call 800-WESTWOOD for a prospectus.

GAMCO Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2011 through September 30, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2011.

	Beginning Account Value 04/01/11	Ending Account Value 09/30/11	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Westwood Mighty Mites Fund
Actual Fund Return
Class AAA	$1,000.00	$815.90	1.51%	$6.87
Class A	$1,000.00	$815.30	1.76%	$8.01
Class B	$1,000.00	$812.10	2.35%	$10.68
Class C	$1,000.00	$813.10	2.25%	$10.23
Class I	$1,000.00	$817.70	1.25%	$5.70
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.50	1.51%	$7.64
Class A	$1,000.00	$1,016.24	1.76%	$8.90
Class B	$1,000.00	$1,013.29	2.35%	$11.86
Class C	$1,000.00	$1,013.79	2.25%	$11.36
Class I	$1,000.00	$1,018.80	1.25%	$6.33
The GAMCO Westwood SmallCap Equity Fund
Actual Fund Return
Class AAA	$1,000.00	$721.10	1.50%	$6.47
Class A	$1,000.00	$720.40	1.75%	$7.55
Class C	$1,000.00	$718.30	2.25%	$9.69
Class I	$1,000.00	$721.60	1.25%	$5.39
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.55	1.50%	$7.59
Class A	$1,000.00	$1,016.29	1.75%	$8.85
Class C	$1,000.00	$1,013.79	2.25%	$11.36
Class I	$1,000.00	$1,018.80	1.25%	$6.33
The GAMCO Westwood Income Fund
Actual Fund Return
Class AAA	$1,000.00	$899.90	2.00%	$9.53
Class A	$1,000.00	$897.60	2.25%	$10.70
Class C	$1,000.00	$896.70	2.75%	$13.08
Class I	$1,000.00	$900.00	1.75%	$8.34
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.04	2.00%	$10.10
Class A	$1,000.00	$1,013.79	2.25%	$11.36
Class C	$1,000.00	$1,011.28	2.75%	$13.87
Class I	$1,000.00	$1,016.29	1.75%	$8.85
The GAMCO Westwood Equity Fund
Actual Fund Return
Class AAA	$1,000.00	$821.20	1.48%	$6.76
Class A	$1,000.00	$820.70	1.73%	$7.90
Class C	$1,000.00	$818.20	2.23%	$10.16
Class I	$1,000.00	$822.50	1.24%	$5.67
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.65	1.48%	$7.49
Class A	$1,000.00	$1,016.39	1.73%	$8.74
Class C	$1,000.00	$1,013.89	2.23%	$11.26
Class I	$1,000.00	$1,018.85	1.24%	$6.28
The GAMCO Westwood Balanced Fund
Actual Fund Return
Class AAA	$1,000.00	$900.30	1.20%	$5.72
Class A	$1,000.00	$899.70	1.45%	$6.91
Class B	$1,000.00	$897.10	1.94%	$9.23
Class C	$1,000.00	$896.40	1.95%	$9.27
Class I	$1,000.00	$901.60	0.95%	$4.53
Hypothetical 5% Return
Class AAA	$1,000.00	$1,019.05	1.20%	$6.07
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class B	$1,000.00	$1,015.34	1.94%	$9.80
Class C	$1,000.00	$1,015.29	1.95%	$9.85
Class I	$1,000.00	$1,020.31	0.95%	$4.81
The GAMCO Westwood Intermediate Bond Fund
Actual Fund Return
Class AAA	$1,000.00	$1,039.50	1.00%	$5.11
Class A	$1,000.00	$1,039.00	1.10%	$5.62
Class B	$1,000.00	$1,035.70	1.75%	$8.93
Class C	$1,000.00	$1,035.30	1.75%	$8.93
Class I	$1,000.00	$1,040.70	0.75%	$3.84
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.05	1.00%	$5.06
Class A	$1,000.00	$1,019.55	1.10%	$5.57
Class B	$1,000.00	$1,016.29	1.75%	$8.85
Class C	$1,000.00	$1,016.29	1.75%	$8.85
Class I	$1,000.00	$1,021.31	0.75%	$3.80

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2011:

GAMCO Westwood Mighty MitesSM Fund

U.S. Government Obligations	23.9%
Health Care	9.3%
Diversified Industrial	7.3%
Electronics	4.7%
Computer Software and Services	4.5%
Business Services	4.3%
Equipment and Supplies	4.3%
Financial Services	4.0%
Consumer Products	3.7%
Automotive: Parts and Accessories	3.0%
Food and Beverage	3.0%
Hotels and Gaming	2.0%
Broadcasting	2.0%
Restaurants	2.0%
Retail	1.9%
Machinery	1.9%
Specialty Chemicals	1.8%
Aviation: Parts and Services	1.7%
Commercial Services	1.3%
Publishing	1.2%
Energy and Utilities: Water	1.2%
Metals and Mining	1.1%
Real Estate	1.1%
Energy and Utilities: Natural Gas	0.9%
Educational Services	0.9%
Telecommunications	0.8%

Energy and Utilities: Services	0.8%
Building and Construction	0.8%
Semiconductors	0.8%
Energy and Utilities: Oil	0.5%
Aerospace and Defense	0.4%
Manufactured Housing and Recreational Vehicles	0.4%
Consumer Services	0.4%
Environmental Control	0.3%
Energy and Utilities: Integrated	0.3%
Communications Equipment	0.3%
Automotive	0.3%
Transportation	0.3%
Entertainment	0.3%
Agriculture	0.2%
Paper and Forest Products	0.1%
Energy and Utilities: Electric	0.1%
Closed-End Business Development Company	0.1%
Energy and Utilities: Alternative Energy	0.0%
Cable	0.0%
Computer Hardware	0.0%
Airlines	0.0%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

GAMCO Westwood SmallCap Equity Fund

Financial Services	11.7%
Electronics	10.2%
Energy and Utilities	8.7%
Health Care	7.1%
Diversified Industrial	6.1%
Semiconductors	6.0%
U.S. Government Obligations	5.7%
Retail	5.6%
Business Services	5.5%
Computer Software and Services	5.3%
Equipment and Supplies	4.0%
Aerospace	3.8%
Building and Construction	3.3%
Computer Hardware	2.3%
Metals and Mining	2.2%
IT Services	1.7%
Machinery	1.6%

Automotive	1.5%
Telecommunications	1.4%
Consumer Products	1.4%
Specialty Chemicals	1.3%
Commercial Services	1.1%
Aviation: Parts and Services	0.5%
Automotive: Parts and Accessories	0.5%
Food Products	0.4%
Publishing	0.4%
Entertainment	0.2%
Health Care Providers and Services	0.2%
Communications Equipment	0.1%
Transportation	0.1%
Restaurants	0.1%
Other Assets and Liabilities (Net)	(0.0)%

100.0%

GAMCO Westwood Income Fund

Food and Beverage	14.2%
U.S. Government Obligations	11.6%
Financial Services	10.6%
Health Care	10.5%
Energy and Utilities: Oil	6.7%
Specialty Chemicals	4.5%
Energy and Utilities: Services	4.4%
Computer Hardware	4.3%
Telecommunications	4.3%
Energy and Utilities: Water	3.7%
Diversified Industrial	3.4%
Electronics	3.3%
Banking	3.2%

Energy and Utilities: Natural Gas	2.8%
Paper and Forest Products	2.2%
Consumer Products	2.1%
Automotive	1.5%
Retail	1.3%
Metals and Mining	1.2%
Energy and Utilities: Integrated	1.1%
Agriculture	0.5%
Computer Software and Services	0.4%
Other Assets and Liabilities (Net)	2.2%

100.0%

Summary of Portfolio Holdings (Continued) (Unaudited)

GAMCO Westwood Equity Fund

Health Care	14.6%
Financial Services	12.0%
Energy: Oil	10.8%
Banking	7.9%
Energy: Natural Gas	6.1%
Diversified Industrial	5.0%
Retail	4.2%
Entertainment	4.2%
Computer Software and Services	4.0%
Electronics	4.0%
Specialty Chemicals	3.7%
Energy: Integrated	3.1%
Aerospace	3.0%

Telecommunications	3.0%
Computer Hardware	3.0%
Consumer Products	2.1%
Transportation	2.0%
Cable and Satellite	1.9%
Automotive	1.9%
Food and Beverage	1.1%
Mutual Funds	0.9%
Machinery	0.9%
Other Assets and Liabilities (Net)	0.6%

100.0%

GAMCO Westwood Balanced Fund

U.S. Government Agency Obligations	11.4%
Banking	9.2%
Energy: Oil	9.1%
Health Care	8.5%
Financial Services	8.3%
U.S. Government Obligations	7.7%
Energy: Natural Gas	4.7%
Diversified Industrial	4.5%
Mutual Funds	3.5%
Computer Software and Services	3.2%
Electronics	3.2%
Telecommunications	2.5%
Energy: Integrated	2.5%
Retail	2.5%
Transportation	2.4%

Entertainment	2.4%
Specialty Chemicals	2.2%
Aerospace	1.8%
Computer Hardware	1.8%
Food and Beverage	1.7%
Cable and Satellite	1.2%
Consumer Products	1.2%
Automotive	1.1%
Metals and Mining	1.0%
Wireless Communications	0.9%
Real Estate Investment Trusts	0.8%
Machinery	0.5%
Other Assets and Liabilities (Net)	0.2%

100.0%

GAMCO Westwood Intermediate Bond Fund

Corporate Bonds	35.7%
U.S. Government Agency Obligations	27.9%
U.S. Government Obligations	23.7%
Short-Term Investments	13.9%

Other Assets and Liabilities (Net)	(1.2)%

100.0%

The GAMCO Westwood Funds (the “Funds”) file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Westwood Mighty MitesSM Fund

Schedule of Investments — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 76.2%
	Aerospace and Defense — 0.4%
150,100	Innovative Solutions & Support Inc.†	$790,524	$724,983
137,929	Kratos Defense & Security Solutions Inc.†	1,617,230	926,883

		2,407,754	1,651,866

	Agriculture — 0.2%
225	J.G. Boswell Co.	144,675	151,875
48,800	Limoneira Co.	1,034,332	696,864

		1,179,007	848,739

	Airlines — 0.0%
8,000	Pinnacle Airlines Corp.†	20,239	23,440

	Automotive — 0.3%
26,200	Lithia Motors Inc., Cl. A	462,577	376,756
63,600	Sonic Automotive Inc., Cl. A	811,187	686,244
100,000	Wabash National Corp.†	190,947	477,000

		1,464,711	1,540,000

	Automotive: Parts and Accessories — 2.9%
105,000	Dana Holding Corp.†	624,231	1,102,500
24,000	Federal-Mogul Corp.†	359,877	354,000
299,548	Midas Inc.†	2,693,835	2,456,294
130,800	Modine Manufacturing Co.†	991,672	1,185,048
22,500	Puradyn Filter Technologies Inc.†	6,760	4,725
313,036	Standard Motor Products Inc.	2,823,285	4,060,077
156,000	Strattec Security Corp.	3,188,048	3,740,880
90,032	Superior Industries International Inc.	1,437,735	1,390,994
40,000	Tenneco Inc.†	124,690	1,024,400
42,000	The Pep Boys - Manny, Moe & Jack	522,651	414,540

		12,772,784	15,733,458

	Aviation: Parts and Services — 1.7%
13,500	Astronics Corp.†	207,652	381,375
1,350	Astronics Corp., Cl. B†	20,537	37,192
78,574	Ducommun Inc.	1,658,656	1,177,038
1,083,800	GenCorp Inc.†	4,588,728	4,866,262
110,200	Kaman Corp.	1,849,119	3,069,070

		8,324,692	9,530,937

	Broadcasting — 2.0%
508,300	Acme Communications Inc.†	664,354	355,810
545,000	Beasley Broadcast Group Inc., Cl. A† (a)	2,902,659	2,081,900
66,900	Crown Media Holdings Inc., Cl. A†	381,410	95,667
5,000	Cumulus Media Inc., Cl. A†	3,580	14,200
73,800	Entercom Communications Corp., Cl. A†	57,011	387,450
15,000	Equity Media Holdings Corp.†	44,866	37
181,161	Fisher Communications Inc.†	3,719,200	4,047,137
924	Granite Broadcasting Corp.† (b)	24,780	0
617,500	Gray Television Inc.†	406,570	963,300
30,832	Gray Television Inc., Cl. A†	52,106	43,165
110,000	LIN TV Corp., Cl. A†	125,349	239,800
830,000	Media General Inc., Cl. A†	3,592,334	1,585,300
315,132	Salem Communications Corp., Cl. A	1,178,766	721,652
50,000	Sinclair Broadcast Group Inc., Cl. A	89,853	358,500

		13,242,838	10,893,918

	Building and Construction — 0.8%
580,000	Huttig Building Products Inc.†	554,208	255,200
70,000	Layne Christensen Co.†	1,839,650	1,617,000
177,400	Material Sciences Corp.†	329,145	1,147,778
44,174	MYR Group Inc.†	1,075,181	779,229

Shares		Cost	Market Value

22,200	The Monarch Cement Co.	$578,326	$566,100

		4,376,510	4,365,307

	Business Services — 4.3%
28,000	ANC Rental Corp.† (b)	840	3
200,000	APAC Customer Services Inc.†	1,691,950	1,704,000
240,000	Ascent Capital Group Inc., Cl. A†	6,308,789	9,436,799
21,500	Cenveo Inc.†	58,613	64,715
103	Chazak Value Corp.† (b)	0	0
67,500	EDGAR Online Inc.†	131,159	42,525
632,589	Edgewater Technology Inc.† (a)	1,916,819	1,473,932
50,000	Fortegra Financial Corp.†	394,500	262,500
105,236	GP Strategies Corp.†	958,211	1,051,307
15,000	Intermec Inc.†	121,849	97,800
325,000	Internap Network Services Corp.†	2,041,604	1,599,000
2,000	Liquidity Services Inc.†	10,853	64,140
290,900	Pure Technologies Ltd.†	1,343,932	880,001
183,500	S1 Corp.†	1,273,290	1,682,695
49,895	SearchMedia Holdings Ltd.†	274,981	83,325
233,987	Stamps.com Inc.	1,980,819	4,782,694
14,600	The Dolan Co.†	172,154	131,254
85,000	Trans-Lux Corp.†	37,751	7,650

		18,718,114	23,364,340

	Cable — 0.0%
90,000	Adelphia Communications Corp., Cl. A† (b)	15,750	0
90,000	Adelphia Communications Corp., Cl. A, Escrow† (b)	0	0
90,000	Adelphia Recovery Trust†	0	1,296
22,500	Outdoor Channel Holdings Inc.†	158,571	128,700

		174,321	129,996

	Closed-End Business Development Company — 0.1%
45,000	MVC Capital Inc.	499,586	471,150

	Commercial Services — 1.3%
27,800	ICF International Inc.†	658,922	522,918
22,000	KAR Auction Services Inc.†	306,413	266,420
20,000	Macquarie Infrastructure Co. LLC	363,599	448,800
33,000	McGrath Rentcorp	889,126	785,070
30,000	Pendrell Corp.†	48,782	67,500
208,375	PRGX Global Inc.†	1,229,747	983,530
920,000	Swisher Hygiene Inc.†	931,149	3,731,272

		4,427,738	6,805,510

	Communications Equipment — 0.3%
4,900	Communications Systems Inc.	53,589	63,700
20,830	Sycamore Networks Inc.	294,441	375,982
265,077	Symmetricom Inc.†	1,459,762	1,150,434
4,000	Technical Communications Corp.	25,077	29,640
30,000	ViewCast.com Inc.†	14,100	4,425

		1,846,969	1,624,181

	Computer Hardware — 0.0%
50,000	Dot Hill Systems Corp.†	147,720	75,500

	Computer Software and Services — 4.5%
3,418,382	ADPT Corp.†	10,014,653	9,161,264
241,000	Callidus Software Inc.†	1,475,232	1,111,010
13,000	Cinedigm Digital Cinema Corp., Cl. A†	22,644	15,600
102,538	Computer Task Group Inc.†	957,516	1,145,349
27,304	Dynamics Research Corp.†	397,841	243,551
60,000	EarthLink Inc.	461,435	391,800
30,000	Emulex Corp.†	230,746	192,000
673,000	FalconStor Software Inc.†	2,492,832	1,965,160
404,900	Furmanite Corp.†	2,367,201	2,190,509
1,910	Gemalto NV	10,942	91,571
383,537	Global Sources Ltd.†	2,890,477	2,596,545
45,300	GSE Systems Inc.†	245,965	79,728

See accompanying notes to financial statements.

GAMCO Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
23,300	Guidance Software Inc.†	$147,440	$151,217
320,000	Harris Interactive Inc.†	360,794	156,800
112,200	interCLICK Inc.†	574,369	622,710
437,709	Lionbridge Technologies Inc.†	1,558,896	1,076,764
4,100	Magma Design Automation Inc.†	11,864	18,655
107,900	Mercury Computer Systems Inc.†	1,568,284	1,240,850
4,400	MTS Systems Corp.	166,619	134,816
115,096	Pervasive Software Inc.†	754,855	690,576
11,200	Rimage Corp.	172,882	141,680
40,321	Schawk Inc.	658,934	397,968
154,831	Tier Technologies Inc.†	884,484	571,326
10,000	Trident Microsystems Inc.†	19,494	5,200
3,800	Tyler Technologies Inc.†	39,378	96,064

		28,485,777	24,488,713

	Consumer Products — 3.7%
210,289	A. T. Cross Co., Cl. A†	2,143,085	2,372,060
18,000	Adams Golf Inc.†	122,578	97,200
2,000	Brunswick Corp.	30,085	28,080
29,000	Callaway Golf Co.	191,165	149,930
57,000	Heelys Inc.†	214,205	115,140
4,300	Johnson Outdoors Inc., Cl. A†	33,657	66,134
119,376	Kid Brands Inc.†	887,668	315,153
15,300	Lakeland Industries Inc.†	147,120	119,340
495,015	Marine Products Corp.†	3,076,076	1,692,951
14,500	MarineMax Inc.†	65,214	93,815
300	National Presto Industries Inc.	8,618	26,073
111,474	Oil-Dri Corp. of America	1,933,674	2,071,187
22,550	PC Group Inc.†	36,025	1,691
900,039	Schiff Nutrition International Inc.†	6,414,627	9,972,432
62,900	Steinway Musical Instruments Inc.†	1,226,627	1,356,124
41,530	Syratech Corp.†	10,383	1,053
313,400	The Wet Seal Inc., Cl. A†	1,197,295	1,404,032
119,200	ValueVision Media Inc., Cl. A†	565,203	281,312

		18,303,305	20,163,707

	Consumer Services — 0.4%
485,500	1-800-FLOWERS.COM Inc., Cl. A†	1,407,277	1,126,360
33,800	Bowlin Travel Centers Inc.†	41,186	53,742
1,100	Collectors Universe Inc.	2,704	16,225
135,000	Stewart Enterprises Inc., Cl. A	782,327	803,250
3,500	Valassis Communications Inc.†	4,639	65,590

		2,238,133	2,065,167

	Diversified Industrial — 7.3%
54,000	American Railcar Industries Inc.†	726,623	830,520
210,391	Ampco-Pittsburgh Corp.	5,229,119	4,302,496
142,400	Burnham Holdings Inc., Cl. A	2,057,076	2,000,720
124,097	Chase Corp.	1,740,795	1,334,043
120,720	Cleantech Solutions International Inc.†	536,358	54,324
114,900	Columbus McKinnon Corp.†	1,954,794	1,259,304
128,500	FormFactor Inc.†	1,185,770	800,555
49,800	Graham Corp.	705,835	828,672
258,603	Griffon Corp.†	2,698,541	2,115,372
380,800	Handy & Harman Ltd.†	2,252,539	3,842,272
25,000	Haulotte Group SA†	134,090	217,374
251,300	Katy Industries Inc.†	458,478	10,555
13,564	L.B. Foster Co., Cl. A	430,775	301,528
125,203	Lawson Products Inc.	2,511,769	1,692,745
140,149	Lydall Inc.†	1,277,957	1,247,326
23,900	M&F Worldwide Corp.†	564,544	588,418
552,557	Magnetek Inc.†	1,102,168	508,352
303,900	Myers Industries Inc.	2,774,683	3,084,585
408,525	National Patent Development Corp.†	639,996	592,361
202,567	Park-Ohio Holdings Corp.†	3,559,523	2,432,830
2,500	Raven Industries Inc.	126,243	120,500
13,700	RWC Inc.†	238,058	116,450
314,954	Sevcon Inc.† (a)	1,580,073	1,999,958

Shares		Cost	Market Value

25,100	Stamford Industrial Group Inc.†	$92,108	$28
84,000	Standex International Corp.	2,480,607	2,614,920
420,300	Techprecision Corp.†	842,793	479,142
57,083	Tredegar Corp.	1,067,988	846,541
152,068	Twin Disc Inc.	3,026,211	4,055,654
85,507	Vishay Precision Group Inc.†	1,439,635	1,126,982

		43,435,149	39,404,527

	Educational Services — 0.9%
345,000	Corinthian Colleges Inc.†	1,877,204	538,200
318,119	Universal Technical Institute Inc.†	5,923,371	4,323,237
108,500	Voyager Learning Co., Escrow† (b)	0	0

		7,800,575	4,861,437

	Electronics — 4.7%
19,000	A123 Systems Inc.†	235,830	65,360
37,500	Alliance Semiconductor Corp.†	99,246	11,250
45,451	Ballantyne Strong Inc.†	205,438	139,989
107,500	Bel Fuse Inc., Cl. A	2,037,459	1,843,625
1,800	Bel Fuse Inc., Cl. B	36,012	28,062
73,950	BTU International Inc.†	296,355	328,338
17,139	CSR plc, ADR†	251,601	222,464
301,500	CTS Corp.	2,343,352	2,451,195
101,867	Dialight plc	1,243,483	1,223,160
78,149	Electro Scientific Industries Inc.†	984,885	929,191
46,400	IMAX Corp.†	189,037	671,872
233,300	LeCroy Corp.†	976,997	1,843,070
52,500	Mesa Laboratories Inc.	1,311,455	1,955,100
75,000	Methode Electronics Inc.	384,225	557,250
74,000	Mocon Inc.	1,104,730	1,169,570
69,500	MoSys Inc.†	130,660	254,370
63,800	Newport Corp.†	399,295	689,678
52,200	Park Electrochemical Corp.	1,120,995	1,115,514
70,000	Pericom Semiconductor Corp.†	699,279	518,700
649,871	Pulse Electronics Corp.	3,107,573	1,858,631
78,000	Schmitt Industries Inc.†	211,687	249,600
208,300	Stoneridge Inc.†	910,658	1,087,326
18,000	Texas Industries Inc.	638,242	571,320
134,900	Ultra Clean Holdings†	287,575	578,721
229,650	Ultralife Corp.†	1,293,272	1,145,954
82,900	Ultratech Inc.†	1,353,070	1,421,735
209,000	Zygo Corp.†	1,654,584	2,416,040

		23,506,995	25,347,085

	Energy and Utilities: Alternative Energy — 0.0%
89,590	China Hydroelectric Corp., ADR†	536,631	186,347

	Energy and Utilities: Electric — 0.1%
20,000	Central Vermont Public Service Corp.	626,059	704,200

	Energy and Utilities: Integrated — 0.3%
272,300	Headwaters Inc.†	1,091,231	392,112
30,500	MGE Energy Inc.	1,062,659	1,240,435
95,200	Progress Energy Inc., CVO†	10,472	8,568

		2,164,362	1,641,115

	Energy and Utilities: Natural Gas — 0.9%
21,242	American DG Energy Inc.†	55,665	28,252
35,000	Chesapeake Utilities Corp.	957,766	1,403,850
80,507	Corning Natural Gas Corp.	857,412	1,428,990
36,300	Delta Natural Gas Co. Inc.	998,791	1,110,780
95,800	Gastar Exploration Ltd.†	406,048	287,400
35,400	RGC Resources Inc.	401,299	672,600
20,300	U.S. Energy Corp.†	85,659	46,893

		3,762,640	4,978,765

	Energy and Utilities: Oil — 0.5%
186,744	Callon Petroleum Co.†	1,284,136	722,699
24,690	Gulf Island Fabrication Inc.	677,075	510,589
10,900	Mitcham Industries Inc.†	173,694	122,080
73,000	RAM Energy Resources Inc.†	137,638	57,670

See accompanying notes to financial statements.

GAMCO Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Oil (Continued)
63,600	Tesco Corp.†	$543,737	$737,760
197,600	Triangle Petroleum Corp.†	1,473,400	709,384

		4,289,680	2,860,182

	Energy and Utilities: Services — 0.8%
67,620	Archer Ltd.†	256,348	250,316
800	Covanta Holding Corp.	13,498	12,152
30,000	Global Industries Ltd.†	233,730	237,600
70,100	Pike Electric Corp.†	661,297	474,577
90,348	Dawson Geophysical Co.†	2,574,185	2,130,406
60,000	RPC Inc.	173,633	979,200
9,500	Subsea 7 SA, ADR†	32,064	181,925
10,000	TGC Industries Inc.†	77,992	44,000
31,500	Union Drilling Inc.†	353,297	148,050

		4,376,044	4,458,226

	Energy and Utilities: Water — 1.2%
6,000	Artesian Resources Corp., Cl. A	73,323	105,060
42,174	Cadiz Inc.†	513,311	333,596
5,000	California Water Service Group	55,552	88,550
65,000	Consolidated Water Co. Ltd.	699,457	512,200
45,500	Energy Recovery Inc.†	242,329	136,955
11,200	Middlesex Water Co.	187,867	191,184
82,000	Pennichuck Corp.	1,764,370	2,294,360
99,300	SJW Corp.	2,338,311	2,161,761
28,500	The York Water Co.	398,710	461,130

		6,273,230	6,284,796

	Entertainment — 0.3%
40,500	Canterbury Park Holding Corp.†	414,930	380,295
1,802	Chestnut Hill Ventures† (b)	67,956	104,864
237,500	Dover Motorsports Inc.†	495,954	289,750
655,241	Entravision Communications Corp., Cl. A†	1,544,764	668,346
2,000	LodgeNet Interactive Corp.†	5,393	3,380
15,000	Triple Crown Media Inc.†	274	62

		2,529,271	1,446,697

	Environmental Control — 0.3%
7,500	BioteQ Environmental Technologies Inc.†	12,419	2,004
319,800	Casella Waste Systems Inc., Cl. A†	1,659,960	1,682,148
300	Sharps Compliance Corp.†	759	1,353

		1,673,138	1,685,505

	Equipment and Supplies — 4.3%
1,000	AZZ Inc.	34,894	38,770
178,500	Baldwin Technology Co. Inc., Cl. A†	359,548	212,415
784,100	Capstone Turbine Corp.†	1,449,977	784,100
92,500	CIRCOR International Inc.	2,764,181	2,716,725
284,549	Core Molding Technologies Inc.†	954,655	2,199,564
262,890	Federal Signal Corp.	1,741,850	1,161,974
308,804	Gerber Scientific Inc., Escrow† (b)	0	3,088
8,500	Gildemeister AG†	61,536	109,301
8,000	GrafTech International Ltd.†	49,988	101,600
590,000	Interpump Group SpA	4,162,140	3,367,318
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	271,490
87,500	Met-Pro Corp.	949,826	750,750
11,800	Mine Safety Appliances Co.	367,269	318,128
17,903	Powell Industries Inc.†	634,070	554,456
232,916	SL Industries Inc.† (a)	2,064,158	3,924,635
700	SRS Labs Inc.†	3,850	5,012
36,992	The Eastern Co.	547,632	675,104
28,068	The Gorman-Rupp Co.	709,876	692,999
15,000	The Greenbrier Companies Inc.†	216,179	174,750
218,617	The L.S. Starrett Co., Cl. A	2,510,240	2,361,064
41,579	Titan Machinery Inc.†	620,325	744,264
142,000	TransAct Technologies Inc.†	636,670	1,164,400
55,500	Vicor Corp.	409,310	485,625

Shares		Cost	Market Value

27,000	WaterFurnace Renewable Energy Inc.	$544,223	$477,183
500	Watts Water Technologies Inc., Cl. A	7,648	13,325

		21,908,162	23,308,040

	Financial Services — 4.0%
49,400	Anchor Bancorp.†	508,737	306,774
16,100	Berkshire Bancorp Inc.†	219,414	104,167
3,900	Berkshire Hills Bancorp Inc.	78,058	72,033
75	Burke & Herbert Bank and Trust Co.	95,726	168,937
40,000	Capital Financial Holdings Inc.†	35,200	2,300
6,791	Capitol Federal Financial Inc.	75,244	71,713
29,000	Crazy Woman Creek Bancorp Inc.†	501,616	264,480
28,866	Edelman Financial Group Inc.	177,619	186,474
421,900	Epoch Holding Corp.	2,897,269	5,725,183
138	Farmers & Merchants Bank of Long Beach	608,991	555,450
12,403	Fidelity Southern Corp.	83,428	80,620
175,600	Flushing Financial Corp.	2,455,138	1,896,480
10	Guaranty Corp., Cl. A†	137,500	60,000
110,610	Hallmark Financial Services†	953,965	815,196
6,600	Hampden Bancorp Inc.	75,984	86,922
227	Hampton Roads Bankshares Inc.†	18,089	1,067
16,000	Hancock Holding Co.	200,587	428,480
39,900	Heritage Financial Group Inc.	414,190	414,960
60,125	Hudson Valley Holding Corp.	1,248,867	1,047,979
175,723	JMP Group Inc.	1,462,799	1,020,951
30,000	Kaiser Federal Financial Group Inc.	300,000	354,000
90,843	KKR & Co. LP	265,210	944,767
148,462	Meadowbrook Insurance Group Inc.	1,429,095	1,322,796
90,000	Medallion Financial Corp.	695,704	837,000
46,500	Nara Bancorp Inc.†	400,243	282,255
11,055	New York Community Bancorp Inc.	143,811	131,555
28,500	Newport Bancorp Inc.†	356,595	357,675
5,697	Northrim BanCorp Inc.	119,035	110,237
40,000	Oritani Financial Corp.	412,856	514,400
8,300	Provident New York Bancorp	105,316	48,306
45,000	Pzena Investment Management Inc., Cl. A	203,004	147,600
116	Sunwest Bank†	322,722	310,880
88,456	SWS Group Inc.	908,931	414,859
10,500	The Ziegler Companies Inc.†	202,341	223,125
220	TIB Financial Corp.†	3,300	2,092
7,500	Tree.com Inc.†	61,967	37,500
55,000	Trustco Bank Corp NY	253,000	245,300
43,600	Washington Trust Bancorp Inc.	975,242	862,408
87,100	Westfield Financial Inc.	746,912	573,989
38,100	Wilshire Bancorp Inc.†	330,044	104,394
100,000	WisdomTree Investments Inc.†	402,626	702,000
30,000	Xenith Bankshares Inc.†	127,500	101,100

		21,013,875	21,938,404

	Food and Beverage — 3.0%
2,300	Andrew Peller Ltd., Cl. A	22,063	19,885
19,800	Boston Beer Co. Inc., Cl. A†	532,580	1,439,460
37,000	Calavo Growers Inc.	804,607	759,240
158,100	Caribou Coffee Co. Inc.†	1,592,620	1,868,742
35,000	Feihe International Inc.†	305,571	189,000
1,100	Hanover Foods Corp., Cl. A	110,881	95,700
50,700	Inventure Foods Inc.†	235,681	197,730
2,000	J & J Snack Foods Corp.	28,830	96,100
228,300	Lifeway Foods Inc.†	2,213,439	2,435,961
15,000	MGP Ingredients Inc.	69,302	76,050
32,000	Peet’s Coffee & Tea Inc.†	1,338,707	1,780,480
7,800	Rock Field Co. Ltd.	125,557	132,073
5,000	Scheid Vineyards Inc., Cl. A†	80,258	40,000
260,000	Smart Balance Inc.†	1,328,163	1,534,000
150,000	Snyders-Lance Inc.	3,235,673	3,127,500
4,000	Spartan Stores Inc.	80,124	61,920
48,000	The Hain Celestial Group Inc.†	989,778	1,466,400
270,000	Tingyi (Cayman Islands) Holding Corp.	393,787	664,997

See accompanying notes to financial statements.

GAMCO Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
280,000	Vitasoy International Holdings Ltd.	$133,057	$179,418
27,300	Willamette Valley Vineyards Inc.†	114,672	82,583

		13,735,350	16,247,239

	Health Care — 9.3%
32,960	Accuray Inc.†	244,893	132,499
5,000	Alere Inc.†	94,541	98,250
73,000	American Dental Partners Inc.†	921,413	705,180
25,000	AngioDynamics Inc.†	317,759	328,500
12,800	ArthroCare Corp.†	140,635	368,256
72,000	Bio-Reference Laboratories Inc.†	1,547,567	1,325,520
345,666	BioLase Technology Inc.†	473,052	1,036,998
10,000	Boiron SA	166,957	271,299
1,000	Bruker Corp.†	5,980	13,530
150,000	Caliper Life Sciences Inc.†	1,563,909	1,570,500
250,426	Cantel Medical Corp.	5,498,774	5,288,997
14,000	Cardica Inc.†	66,718	27,160
105,000	CardioNet Inc.†	544,934	315,000
62,500	Cepheid Inc.†	595,116	2,426,875
777,200	Continucare Corp.†	2,385,770	4,958,536
113,800	Cutera Inc.†	938,574	810,256
60,000	Cynosure Inc., Cl. A†	508,551	605,400
5,000	DexCom Inc.†	65,375	60,000
20,163	DGT Holdings Corp.†	295,791	174,107
108,300	Exactech Inc.†	1,812,890	1,524,864
19,870	Heska Corp.†	169,276	171,279
73,600	Hooper Holmes Inc.†	69,670	48,576
1,300	ICU Medical Inc.†	34,815	47,840
10,000	Indevus Pharmaceuticals Inc., Escrow† (b)	0	11,000
552,900	InfuSystems Holdings Inc.†	1,464,327	525,255
174,500	IntriCon Corp.†	684,490	535,715
587,045	IRIS International Inc.†	6,062,882	5,265,794
195,597	LeMaitre Vascular Inc.	1,336,627	1,224,437
91,700	Neogen Corp.†	559,479	3,183,824
1,800	NMT Medical Inc.†	5,643	7
41,212	Omnicell Inc.†	678,741	567,901
50,000	Opko Health Inc.†	108,408	216,500
60,000	Orchid Cellmark Inc.†	166,500	160,800
17,500	Orthofix International NV†	279,401	603,925
117,800	Pain Therapeutics Inc.†	536,167	560,728
210,500	Palomar Medical Technologies Inc.†	2,915,206	1,658,740
10,000	PreMD Inc.†	18,320	91
152,561	Quidel Corp.†	1,733,466	2,497,424
444,738	Rochester Medical Corp.†	4,888,653	3,388,904
84,400	RTI Biologics Inc.†	499,719	277,676
35,000	Skilled Healthcare Group Inc., Cl. A†	336,589	126,350
213,900	Strategic Diagnostics Inc.†	207,526	389,298
142,000	SurModics Inc.†	1,654,966	1,292,200
95,000	Syneron Medical Ltd.†	819,192	941,450
2,000	Targanta Therapeutics Corp., Escrow† (b)	0	1,280
500	ThermoGenesis Corp.†	1,140	620
125,000	Trinity Biotech plc, ADR	1,105,442	1,145,000
82,900	United-Guardian Inc.	734,019	1,236,868
2,000	Utah Medical Products Inc.	55,578	52,700
139,831	Vascular Solutions Inc.†	1,396,454	1,601,065
28,800	Young Innovations Inc.	592,009	820,800

		47,303,904	50,595,774

	Hotels and Gaming — 2.0%
62,540	Churchill Downs Inc.	2,081,479	2,440,936
256,000	Dover Downs Gaming & Entertainment Inc.	1,261,527	576,000
2,500	Florida Gaming Corp.†	6,253	13,125
4,000	Gaylord Entertainment Co.†	55,334	77,360
274,422	Morgans Hotel Group Co.†	2,193,569	1,643,788
8,500	Multimedia Games Holding Co. Inc.†	76,734	34,340

Shares		Cost	Market Value

37,500	Pinnacle Entertainment Inc.†	$319,583	$340,500
242,973	Sonesta International Hotels Corp., Cl. A (a)	4,043,607	4,592,190
121,100	The Marcus Corp.	1,404,883	1,204,945

		11,442,969	10,923,184

	Machinery — 1.9%
65,300	Astec Industries Inc.†	2,027,213	1,911,984
11,000	DXP Enterprises Inc.†	140,765	207,130
134,000	Flow International Corp.†	210,750	296,140
143,000	Global Power Equipment Group Inc.†	3,353,592	3,327,610
6,000	Hardinge Inc.	54,215	49,440
108,111	Key Technology Inc.†	1,948,398	1,255,169
6,000	Lindsay Corp.	180,673	322,800
47,300	Tennant Co.	964,940	1,673,001
14,800	The Middleby Corp.†	464,969	1,042,808

		9,345,515	10,086,082

	Manufactured Housing and Recreational Vehicles — 0.4%
49,659	Arctic Cat Inc.†	679,660	719,559
16,700	Cavco Industries Inc.†	441,334	575,148
43,900	Nobility Homes Inc.†	452,176	289,740
27,300	Skyline Corp.	596,868	260,715
45,000	Winnebago Industries Inc.†	484,341	311,400

		2,654,379	2,156,562

	Metals and Mining — 1.1%
87,400	5N Plus Inc.†	315,355	612,192
650,000	Alkane Resources Ltd.†	704,489	717,064
100,000	Allana Potash Corp.†	197,161	82,069
20,000	Camino Minerals Corp.†	3,744	3,913
100,000	Duluth Metals Ltd.†	298,512	220,441
160,800	Materion Corp.†	3,377,526	3,646,944
14,200	Shiloh Industries Inc.	151,924	127,374
600,000	Tanami Gold NL†	556,226	586,425

		5,604,937	5,996,422

	Paper and Forest Products — 0.1%
8,449	Keweenaw Land Association Ltd.†	773,361	760,326

	Publishing — 1.2%
171,300	Belo Corp., Cl. A	348,287	837,657
143,571	Cambium Learning Group Inc.†	545,692	429,277
860,000	Il Sole 24 Ore SpA†	1,643,363	887,756
1,130,000	Journal Communications Inc., Cl. A†	2,719,402	3,356,100
145,000	The E.W. Scripps Co., Cl. A†	533,809	1,015,000

		5,790,553	6,525,790

	Real Estate — 1.1%
7,000	Bresler & Reiner Inc.†	130,140	7,700
14,100	Capital Properties Inc., Cl. A	173,352	115,268
6,000	Capital Properties Inc., Cl. B (b)(c)	0	49,050
77,000	Cohen & Steers Inc.	1,564,220	2,213,750
85,800	Griffin Land & Nurseries Inc.	2,375,036	2,203,344
2,153	Gyrodyne Co. of America Inc.†	63,142	118,971
6,600	Holobeam Inc.†	119,456	138,600
129,500	Reading International Inc., Cl. A†	651,432	556,850
47,200	Reading International Inc., Cl. B†	385,553	389,400
2,508	Royalty LLC† (b)(c)	0	7,550

		5,462,331	5,800,483

	Restaurants — 2.0%
15,679	Biglari Holdings Inc.†	4,405,662	4,647,099
80,500	Denny’s Corp.†	252,176	268,065
134,143	Famous Dave’s of America Inc.†	1,286,234	1,154,971
180,229	Nathan’s Famous Inc.†	2,601,772	3,422,549
52,000	The Cheesecake Factory Inc.†	1,501,534	1,281,800

		10,047,378	10,774,484

See accompanying notes to financial statements.

GAMCO Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2011

Shares			Cost	Market Value

		COMMON STOCKS (Continued)
		Retail — 1.9%
35,000		57Th Street General Acquisition Corp.†	$320,834	$137,550
41,000		Aaron’s Inc.†	726,779	1,035,250
72,000		Big 5 Sporting Goods Corp.	934,245	437,760
3,000		Casual Male Retail Group Inc.†	13,320	11,280
230,000		Coldwater Creek Inc.†	813,391	287,500
178,300		HOT Topic Inc.	1,060,959	1,360,429
156,200		Ingles Markets Inc., Cl. A	2,508,566	2,224,288
295,071		Krispy Kreme Doughnuts Inc.†	1,845,719	2,012,384
15,800		Movado Group Inc.	196,770	192,444
29,565		PetMed Express Inc.	352,775	266,085
28,000		Pier 1 Imports Inc.†	293,203	273,840
74,300		Rush Enterprises Inc., Cl. A†	1,185,555	1,052,088
57,500		Rush Enterprises Inc., Cl. B†	623,178	671,025
31,800		The Bon-Ton Stores Inc.	280,194	158,046
330,000		The Great Atlantic & Pacific Tea Co. Inc.†	61,465	57,750
16,600		Village Super Market Inc., Cl. A	438,893	397,404

			11,655,846	10,575,123

		Semiconductors — 0.8%
339,100		Advanced Analogic Technologies Inc.†	1,305,034	1,468,303
236,160		Cascade Microtech Inc.†	1,323,037	857,261
127,500		Entegris Inc.†	627,307	813,450
1,319		GSI Group Inc.†	10,601	10,130
93,700		IXYS Corp.†	991,052	1,019,456
50,000		Rubicon Ltd.†	34,834	15,247

			4,291,865	4,183,847

		Specialty Chemicals — 1.8%
11,009		A. Schulman Inc.	250,598	187,043
36,000		Chemtura Corp.†	568,735	361,080
710,800		Ferro Corp.†	3,484,281	4,371,420
267,226		General Chemical Group Inc.†	59,859	3,340
30,000		Hawkins Inc.	429,913	955,200
1,000		KMG Chemicals Inc.	3,270	12,320
270,000		Omnova Solutions Inc.†	509,785	966,600
212,600		Zep Inc.	2,939,336	3,193,252

			8,245,777	10,050,255

		Telecommunications — 0.8%
64,200		Atlantic Tele-Network Inc.	2,512,674	2,110,896
170,000		Cincinnati Bell Inc.†	483,386	525,300
75		Consolidated Communications Holdings Inc.	1,336	1,354
1,000		Electronic Systems Technology Inc.	705	785
60,000		HickoryTech Corp.	563,742	577,200
80		Horizon Telecom Inc., Cl. A	9,250	6,680
350		Horizon Telecom Inc., Cl. B	39,964	18,200
56,100		New ULM Telecom Inc.	547,403	347,820
400		North State Telephone Co., Cl. A	31,368	33,600
500	(d)	Otelco Inc., IDS	9,074	8,030
7,788		Preformed Line Products Co.	338,590	356,690
18,500		Shenandoah Telecommunications Co.	104,466	206,090
500		SureWest Communications	5,393	5,235
34,700		TeleCommunication Systems Inc., Cl. A†	171,287	119,715
17,875		Windstream Corp.	179,823	208,423

			4,998,461	4,526,018

		Transportation — 0.3%
8,200		PHI Inc.†	130,182	152,889
88,355		Providence and Worcester Railroad Co.	1,187,436	1,111,506
21,000		RailAmerica Inc.†	337,641	273,630
3,000		Trailer Bridge Inc.†	7,995	1,500

			1,663,254	1,539,525

		TOTAL COMMON STOCKS	405,541,889	413,622,369

Shares		Cost	Market Value

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
20,000	Jungheinrich AG Pfd.	$229,855	$536,568

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Food and Beverage — 0.0%
500	Seneca Foods Corp., Zero Coupon Cv. Pfd., Ser. 2003 (b)†	7,625	9,900

	RIGHTS — 0.0%
	Health Care — 0.0%
200,000	Clinical Data Inc., CVR, expire 04/14/18† (b)	0	190,000

	WARRANTS — 0.0%
	Broadcasting — 0.0%
63	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (b)	0	0
63	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (b)	0	0

		0	0

	Metals and Mining — 0.0%
6,667	Duluth Metals Ltd., expire 01/18/13† (b)	0	0

	TOTAL WARRANTS	0	0

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 23.9%
$129,846,000	U.S. Treasury Bills, 0.000% to 0.115%††, 10/13/11 to 03/22/12	129,826,313	129,831,975

	TOTAL INVESTMENTS — 100.2%	$535,605,682	544,190,812

	Other Assets and Liabilities (Net) — (0.2)%		(1,329,563)

	NET ASSETS — 100.0%		$542,861,249

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $376,735 or 0.07% of net assets.
(c)	At September 30, 2011, the Fund held investments in restricted and illiquid securities amounting to $56,600 or 0.01% of net assets, which were valued under methods approved by the Board of Trustees, as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
6,000	Capital Properties Inc., Cl. B	11/20/03	—	$8.1750
2,508	Royalty LLC	09/09/03	—	3.0104

(d)	Denoted in units.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVO	Contingent Value Obligation
CVR	Contingent Value Right
IDS	Income Deposit Securities

See accompanying notes to financial statements.

GAMCO Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 94.3%
	Aerospace — 3.8%
31,750	AAR Corp.	$800,533	$529,272
1,650	Curtiss-Wright Corp.	60,143	47,570
36,000	Hexcel Corp.†	739,157	797,760
4,950	Kaman Corp.	101,285	137,857

		1,701,118	1,512,459

	Automotive — 1.5%
1,200	Navistar International Corp.†	49,917	38,544
20,000	Penske Automotive Group Inc.	410,451	320,000
11,300	Rush Enterprises Inc., Cl. A†	181,208	160,008
13,700	Wabash National Corp.†	116,501	65,349

		758,077	583,901

	Automotive: Parts and Accessories — 0.5%
11,050	Federal-Mogul Corp.†	233,421	162,988
1,750	Superior Industries International Inc.	27,088	27,038

		260,509	190,026

	Aviation: Parts and Services — 0.5%
13,450	Ducommun Inc.	315,282	201,481

	Building and Construction — 3.3%
25,450	Dycom Industries Inc.†	420,011	389,385
28,750	Insituform Technologies Inc., Cl. A†	529,727	332,925
33,300	MYR Group Inc.†	806,764	587,412

		1,756,502	1,309,722

	Business Services — 5.5%
30,150	ABM Industries Inc.	676,645	574,659
21,050	Convergys Corp.†	268,680	197,449
23,600	Fortegra Financial Corp.†	181,443	123,900
18,050	FTI Consulting Inc.†	659,856	664,420
7,600	G & K Services Inc., Cl. A	227,957	194,104
7,000	GP Strategies Corp.†	47,363	69,930
3,100	Healthcare Services Group Inc.	38,915	50,034
40,550	PRGX Global Inc.†	274,219	191,396
3,900	Tetra Tech Inc.†	88,097	73,086
13,000	Tier Technologies Inc.†	77,463	47,970

		2,540,638	2,186,948

	Commercial Services — 1.1%
21,400	Checkpoint Systems Inc.†	357,761	290,612
2,200	ICF International Inc.†	49,870	41,382
8,150	KAR Auction Services Inc.†	118,642	98,697

		526,273	430,691

	Communications Equipment — 0.1%
8,500	Symmetricom Inc.†	36,993	36,890

	Computer Hardware — 2.3%
6,450	NCR Corp.†	79,197	108,941
64,100	QLogic Corp.†	1,040,974	812,788

		1,120,171	921,729

	Computer Software and Services — 5.3%
15,200	Akamai Technologies Inc.†	441,491	302,176
7,400	Belden Inc.	199,449	190,846
4,300	Bottomline Technologies Inc.†	72,316	86,602
17,100	Callidus Software Inc.†	104,387	78,831
8,300	Dynamics Research Corp.†	114,125	74,036
7,850	Evolving Systems Inc.	55,207	49,847
6,100	Fair Isaac Corp.	141,485	133,163
23,350	Magma Design Automation Inc.†	79,819	106,242
5,200	Mercury Computer Systems Inc.†	50,180	59,800
40,200	Netscout Systems Inc.†	626,860	459,084
13,000	Parametric Technology Corp.†	225,105	199,940
15,900	Progress Software Corp.†	337,664	279,045
5,200	Quest Software Inc.†	81,827	82,576

		2,529,915	2,102,188

Shares		Cost	Market Value

	Consumer Products — 1.4%
17,650	A. T. Cross Co., Cl. A†	$198,011	$199,092
10,700	Hanesbrands Inc.†	324,209	267,607
6,350	Knoll Inc.	84,004	86,995

		606,224	553,694

	Diversified Industrial — 6.1%
2,750	A.M. Castle & Co.†	30,515	30,085
18,200	Badger Meter Inc.	657,326	526,526
11,550	Barnes Group Inc.	262,530	222,337
29,960	Columbus McKinnon Corp.†	536,373	328,362
10,081	Federal Signal Corp.	82,068	44,558
12,900	Furmanite Corp.†	80,503	69,789
5,138	Griffon Corp.†	44,983	42,029
6,650	Kaydon Corp.	248,182	190,722
10,450	Kennametal Inc.	419,337	342,133
6,200	Lawson Products Inc.	137,715	83,824
14,500	RSC Holdings Inc.†	182,479	103,385
10,700	Sealed Air Corp.	239,940	178,690
7,100	Texas Industries Inc.	307,190	225,354
2,300	Tredegar Corp.	32,716	34,109

		3,261,857	2,421,903

	Electronics — 10.2%
8,700	Avnet Inc.†	241,991	226,896
15,900	Ballantyne Strong Inc.†	80,051	48,972
51,650	Electro Scientific Industries Inc.†	829,841	614,119
21,800	General Cable Corp.†	771,162	509,030
8,050	International Rectifier Corp.†	127,091	149,891
45,750	LeCroy Corp.†	356,342	361,425
7,600	Molex Inc.	139,049	154,812
32,600	Newport Corp.†	458,261	352,406
5,600	Park Electrochemical Corp.	127,230	119,672
55,300	Pulse Electronics Corp.	272,648	158,158
41,400	Radisys Corp.†	328,323	253,368
25,400	TTM Technologies Inc.†	334,594	241,554
10,000	Ultralife Corp.†	45,261	49,900
10,550	Vishay Intertechnology Inc.†	71,604	88,198
22,100	Woodward Inc.	728,556	605,540
5,050	Zebra Technologies Corp., Cl. A†	127,588	156,247

		5,039,592	4,090,188

	Energy and Utilities — 8.7%
4,600	Approach Resources Inc.†	76,969	78,154
13,100	Brigham Exploration Co.†	283,300	330,906
6,000	Complete Production Services Inc.†	133,048	113,100
18,000	Comstock Resources Inc.†	461,279	278,280
3,100	Energy XXI Bermuda Ltd.†	107,029	66,495
43,600	Goodrich Petroleum Corp.†	790,660	515,352
7,850	Gulf Island Fabrication Inc.	227,070	162,338
22,550	Key Energy Services Inc.†	358,648	213,999
16,250	Matrix Service Co.†	180,848	138,287
42,500	Newpark Resources Inc.†	317,985	258,825
25,300	Patterson-UTI Energy Inc.	695,921	438,702
35,050	PetroQuest Energy Inc.†	283,597	192,775
16,150	Pike Electric Corp.†	151,825	109,336
46,850	Pioneer Drilling Co.†	550,163	336,383
4,700	Tesco Corp.†	50,921	54,520
42,050	Union Drilling Inc.†	400,488	197,635

		5,069,751	3,485,087

	Entertainment — 0.2%
6,750	Take-Two Interactive Software Inc.†	65,949	85,860

	Equipment and Supplies — 4.0%
1,800	AZZ Inc.	65,344	69,786
2,600	CIRCOR International Inc.	114,168	76,362
14,500	Crown Holdings Inc.†	540,375	443,845
9,950	GrafTech International Ltd.†	148,047	126,365
4,300	IDEX Corp.	129,145	133,988
15,050	Mine Safety Appliances Co.	486,500	405,748

See accompanying notes to financial statements.

GAMCO Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
5,000	Moog Inc., Cl. A†	$163,424	$163,100
2,750	The Greenbrier Companies Inc.†	38,370	32,037
16,400	USG Corp.†	118,226	110,372
3,650	Vicor Corp.	36,415	31,938

		1,840,014	1,593,541

	Financial Services — 11.7%
6,350	Anchor Bancorp.†	62,204	39,433
5,300	Astoria Financial Corp.	73,979	40,757
2,200	BankUnited Inc.	60,869	45,672
8,300	Boston Private Financial Holdings Inc.	57,934	48,804
30,650	Brown & Brown Inc.	717,904	545,570
4,000	Cardinal Financial Corp.	33,974	34,480
5,500	Columbia Banking System Inc.	88,486	78,760
2,100	Epoch Holding Corp.	22,914	28,497
9,450	Fidelity National Financial Inc., Cl. A	148,797	143,451
5,300	Financial Institutions Inc.	86,028	75,578
32,595	First Niagara Financial Group Inc.	394,851	298,244
15,900	Flushing Financial Corp.	208,360	171,720
5,300	HF Financial Corp.	44,616	45,474
9,495	Hudson Valley Holding Corp.	179,039	165,498
16,050	KBW Inc.	337,029	221,329
8,300	Knight Capital Group Inc., Cl. A†	112,581	100,928
15,500	Meadowbrook Insurance Group Inc.	146,464	138,105
13,450	Nara Bancorp Inc.†	101,100	81,641
6,450	National Penn Bancshares Inc.	36,885	45,214
6,450	OceanFirst Financial Corp.	85,843	75,272
4,000	Old National Bancorp	43,365	37,280
20,350	Oriental Financial Group Inc.	245,371	196,785
2,200	Piper Jaffray Companies†	72,949	39,446
13,450	Sterling Bancorp	137,836	97,647
13,700	Stifel Financial Corp.†	462,804	363,872
4,150	SVB Financial Group†	165,988	153,550
11,500	Texas Capital Bancshares Inc.†	282,872	262,775
21,400	The Bancorp Inc.†	180,328	153,224
5,050	The Navigators Group Inc.†	244,368	218,160
19,400	Trustco Bank Corp NY	89,069	86,524
6,650	Umpqua Holdings Corp.	66,329	58,454
11,927	Valley National Bancorp	151,413	126,307
14,400	Washington Federal Inc.	234,922	183,456
10,000	Washington Trust Bancorp Inc.	205,868	197,800
4,050	Westfield Financial Inc.	36,547	26,690
19,200	Xenith Bankshares Inc.†	80,380	64,704

		5,700,266	4,691,101

	Food Products — 0.4%
17,400	Viterra Inc.	188,908	171,194

	Health Care — 7.1%
12,450	AngioDynamics Inc.†	169,952	163,593
6,700	ArthroCare Corp.†	210,461	192,759
2,900	ICU Medical Inc.†	112,793	106,720
4,800	Kindred Healthcare Inc.†	88,248	41,376
14,950	Omnicare Inc.	453,905	380,179
7,450	Omnicell Inc.†	94,300	102,661
31,550	Patterson Companies Inc.	956,349	903,277
5,725	Rochester Medical Corp.†	56,020	43,625
5,400	STERIS Corp.	184,252	158,058
4,250	Teleflex Inc.	251,707	228,523
5,200	Thoratec Corp.†	143,363	169,728
23,200	VCA Antech Inc.†	459,793	370,736

		3,181,143	2,861,235

	Health Care Providers and Services — 0.2%
16,100	AMN Healthcare Services Inc.†	107,389	64,561

	IT Services — 1.7%
34,700	Heartland Payment Systems Inc.	680,574	684,284

Shares		Cost	Market Value

	Machinery — 1.6%
3,800	DXP Enterprises Inc.†	$56,415	$71,554
20,850	Flow International Corp.†	74,763	46,078
4,300	Lydall Inc.†	37,401	38,270
6,900	The Manitowoc Co. Inc.	56,180	46,299
20,600	Trinity Industries Inc.	551,592	441,046

		776,351	643,247

	Metals and Mining — 2.2%
5,950	Carpenter Technology Corp.	269,841	267,095
17,450	Century Aluminum Co.†	257,568	156,003
5,300	Commercial Metals Co.	81,000	50,403
18,100	Globe Specialty Metals Inc.	322,987	262,812
11,000	Titanium Metals Corp.	170,786	164,780

		1,102,182	901,093

	Publishing — 0.4%
2,100	Meredith Corp.	59,172	47,544
13,250	The Dolan Co.†	125,542	119,117

		184,714	166,661

	Restaurants — 0.1%
5,500	Morton’s Restaurant Group Inc.†	35,473	26,290

	Retail — 5.6%
30,550	American Eagle Outfitters Inc.	423,206	358,046
29,750	Ethan Allen Interiors Inc.	577,211	404,897
13,300	Lumber Liquidators Holdings Inc.†	206,204	200,830
32,100	Office Depot Inc.†	140,841	66,126
18,850	RadioShack Corp.	263,419	219,037
16,900	Stage Stores Inc.	275,067	234,403
38,150	The Jones Group Inc.	483,824	351,361
42,800	The Pep Boys - Manny, Moe & Jack	549,365	422,436

		2,919,137	2,257,136

	Semiconductors — 6.0%
23,450	Advanced Energy Industries Inc.†	289,780	202,139
39,900	ATMI Inc.†	749,440	631,218
14,000	Brooks Automation Inc.	101,511	114,100
14,000	Cascade Microtech Inc.†	77,204	50,820
30,300	Cohu Inc.	409,799	299,364
68,500	FormFactor Inc.†	633,640	426,755
32,100	Integrated Device Technology Inc.†	240,510	165,315
6,500	Intersil Corp., Cl. A	69,620	66,885
1,900	MKS Instruments Inc.	42,040	41,249
11,400	ON Semiconductor Corp.†	79,234	81,738
7,000	Pericom Semiconductor Corp.†	55,806	51,870
44,700	Rubicon Ltd.†	40,154	13,631
6,450	STEC Inc.†	73,830	65,403
13,700	Ultra Clean Holdings†	39,115	58,773
6,400	Ultratech Inc.†	158,203	109,760
1,000	Veeco Instruments Inc.†	36,004	24,400

		3,095,890	2,403,420

	Specialty Chemicals — 1.3%
32,569	Ferro Corp.†	365,424	200,299
2,900	Olin Corp.	62,752	52,229
2,450	Valspar Corp.	58,053	76,465
11,800	Zep Inc.	207,115	177,236

		693,344	506,229

	Telecommunications — 1.4%
6,350	Atlantic Tele-Network Inc.	234,327	208,788
35,100	Sierra Wireless Inc.†	358,938	240,435
38,500	TeleCommunication Systems Inc., Cl. A†	173,662	132,825

		766,927	582,048

	Transportation — 0.1%
1,750	Marten Transport Ltd.	38,289	30,170

	TOTAL COMMON STOCKS	46,899,452	37,694,977

See accompanying notes to financial statements.

GAMCO Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2011

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 5.7%
$2,295,000	U.S. Treasury Bills, 0.000% to 0.040%††, 12/22/11 to 03/08/12	$2,294,660	$2,294,743

	TOTAL INVESTMENTS — 100.0%	$49,194,112	39,989,720

	Other Assets and Liabilities (Net) — (0.0)%		(16,255)

	NET ASSETS — 100.0%		$39,973,465

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

GAMCO Westwood Income Fund

Schedule of Investments — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 80.3%
	Agriculture — 0.5%
1,000	Archer-Daniels-Midland Co.	$28,410	$24,810

	Automotive — 1.5%
4,000	General Motors Co.†	132,000	80,720

	Banking — 3.2%
4,000	Bank of America Corp.	49,700	24,480
4,000	U.S. Bancorp	131,903	94,160
4,802	Valley National Bancorp	81,798	50,853

		263,401	169,493

	Computer Hardware — 4.3%
500	Apple Inc.†	45,563	190,590
200	International Business Machines Corp.	25,251	35,006

		70,814	225,596

	Computer Software and Services — 0.4%
1,000	EMC Corp.†	12,780	20,990

	Consumer Products — 2.1%
2,000	Tupperware Brands Corp.	96,142	107,480

	Diversified Industrial — 3.4%
6,000	General Electric Co.	94,338	91,440
2,000	Honeywell International Inc.	78,538	87,820

		172,876	179,260

	Electronics — 3.3%
8,000	Intel Corp.	188,828	170,640

	Energy and Utilities: Integrated — 1.1%
1,334	FirstEnergy Corp.	50,482	59,910

	Energy and Utilities: Natural Gas — 2.8%
6,000	Spectra Energy Corp.	155,279	147,180

	Energy and Utilities: Oil — 6.7%
1,500	Chevron Corp.	127,333	138,780
2,500	ConocoPhillips	200,189	158,300
1,000	Devon Energy Corp.	47,078	55,440

		374,600	352,520

	Energy and Utilities: Services — 4.4%
5,000	Halliburton Co.	180,373	152,600
1,000	Noble Corp.†	48,914	29,350
1,000	Transocean Ltd.	82,810	47,740

		312,097	229,690

	Energy and Utilities: Water — 3.7%
6,500	American Water Works Co. Inc.	113,655	196,170

	Financial Services — 4.7%
2,700	Citigroup Inc.	121,500	69,174
1,000	JPMorgan Chase & Co.	40,890	30,120
6,000	Wells Fargo & Co.	193,140	144,720

		355,530	244,014

Shares		Cost	Market Value

	Food and Beverage — 14.2%
7,000	ConAgra Foods Inc.	$174,145	$169,540
6,522	General Mills Inc.	193,302	250,901
6,000	Kraft Foods Inc., Cl. A	196,380	201,480
2,000	PepsiCo Inc.	107,960	123,800

		671,787	745,721

	Health Care — 10.5%
2,883	Bristol-Myers Squibb Co.	70,582	90,468
1,500	Johnson & Johnson	85,403	95,565
2,520	Mead Johnson Nutrition Co.	107,163	173,452
2,000	Merck & Co. Inc.	70,774	65,420
6,940	Pfizer Inc.	146,422	122,699

		480,344	547,604

	Metals and Mining — 1.2%
1,000	Newmont Mining Corp.	53,974	62,900

	Paper and Forest Products — 2.2%
5,000	International Paper Co.	144,201	116,250

	Retail — 1.3%
2,000	The Home Depot Inc.	79,247	65,740

	Specialty Chemicals — 4.5%
1,000	Air Products & Chemicals Inc.	78,554	76,370
4,000	E. I. du Pont de Nemours and Co.	198,318	159,880

		276,872	236,250

	Telecommunications — 4.3%
4,000	AT&T Inc.	128,045	114,080
3,000	Verizon Communications Inc.	118,791	110,400

		246,836	224,480

	TOTAL COMMON STOCKS	4,280,155	4,207,418

	PREFERRED STOCKS — 5.9%
	Financial Services — 5.9%
12,000	Bank One Capital Trust VI, 7.200% Pfd.	305,738	310,320

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 11.6%
$ 609,000	U.S. Treasury Bills, 0.015% to 0.095%††, 12/15/11 to 03/22/12	608,923	608,932

	TOTAL INVESTMENTS — 97.8%	$5,194,816	5,126,670

	Other Assets and Liabilities (Net) — 2.2%		114,579

	NET ASSETS — 100.0%		$5,241,249

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

GAMCO Westwood Equity Fund

Schedule of Investments — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 98.5%
	Aerospace — 3.0%
14,900	General Dynamics Corp.	$1,151,680	$847,661
28,600	The Boeing Co.	1,751,978	1,730,586

		2,903,658	2,578,247

	Automotive — 1.9%
79,500	General Motors Co.†	2,697,836	1,604,310

	Banking — 7.9%
259,200	Bank of America Corp.	3,327,594	1,586,304
53,400	CIT Group Inc.†	2,033,673	1,621,758
57,384	JPMorgan Chase & Co.	1,813,639	1,728,406
73,400	Wells Fargo & Co.	1,831,454	1,770,408

		9,006,360	6,706,876

	Cable and Satellite — 1.9%
78,900	Comcast Corp., Cl. A	1,374,387	1,649,010

	Computer Hardware — 3.0%
180,900	Dell Inc.†	2,658,218	2,559,735

	Computer Software and Services — 4.0%
68,600	Microsoft Corp.	2,035,370	1,707,454
57,700	Oracle Corp.	1,565,666	1,658,298

		3,601,036	3,365,752

	Consumer Products — 2.1%
28,280	Philip Morris International Inc.	1,335,904	1,764,107

	Diversified Industrial — 5.0%
38,200	Honeywell International Inc.	1,526,937	1,677,362
61,300	ITT Corp.	2,902,791	2,574,600

		4,429,728	4,251,962

	Electronics — 4.0%
76,200	Intel Corp.	1,608,902	1,625,346
61,800	TE Connectivity Ltd.	2,238,844	1,739,052

		3,847,746	3,364,398

	Energy: Integrated — 3.1%
45,400	American Electric Power Co. Inc.	1,572,016	1,726,108
17,200	Dominion Resources Inc.	664,061	873,244

		2,236,077	2,599,352

	Energy: Natural Gas — 6.1%
20,006	Apache Corp.	1,518,203	1,605,281
32,500	EQT Corp.	1,347,543	1,734,200
35,100	Sempra Energy	1,809,405	1,807,650

		4,675,151	5,147,131

	Energy: Oil — 10.8%
24,200	Anadarko Petroleum Corp.	1,188,955	1,525,810
20,800	Chevron Corp.	1,430,145	1,924,416
23,500	Exxon Mobil Corp.	1,689,134	1,706,805
40,300	Newfield Exploration Co.†	2,507,596	1,599,507
33,810	Occidental Petroleum Corp.	2,225,289	2,417,415

		9,041,119	9,173,953

	Entertainment — 4.2%
58,100	The Walt Disney Co.	1,733,761	1,752,296
60,400	Time Warner Inc.	1,788,628	1,810,188

		3,522,389	3,562,484

Shares		Cost	Market Value

	Financial Services — 12.0%
28,600	ACE Ltd.	$1,312,158	$1,733,160
45,100	Aflac Inc.	2,206,143	1,576,245
42,500	Ameriprise Financial Inc.	1,803,982	1,672,800
16,900	Franklin Resources Inc.	1,829,971	1,616,316
63,200	MetLife Inc.	2,492,521	1,770,232
36,800	The Travelers Companies Inc.	1,618,845	1,793,264

		11,263,620	10,162,017

	Food and Beverage — 1.1%
36,300	Sysco Corp.	827,956	940,170

	Health Care — 14.6%
33,600	Abbott Laboratories	1,732,286	1,718,304
27,600	Bristol-Myers Squibb Co.	664,162	866,088
39,700	Covidien plc	1,534,940	1,750,770
42,600	Johnson & Johnson	2,597,957	2,714,046
27,100	Merck & Co. Inc.	844,943	886,441
148,100	Pfizer Inc.	2,416,914	2,618,408
48,000	Teva Pharmaceutical Industries Ltd., ADR	2,528,958	1,786,560

		12,320,160	12,340,617

	Machinery — 0.9%
12,100	Deere & Co.	530,725	781,297

	Retail — 4.2%
51,500	CVS Caremark Corp.	1,525,241	1,729,370
35,600	Wal-Mart Stores Inc.	1,930,401	1,847,640

		3,455,642	3,577,010

	Specialty Chemicals — 3.7%
40,100	E. I. du Pont de Nemours and Co.	1,262,833	1,602,797
68,900	The Dow Chemical Co.	2,278,227	1,547,494

		3,541,060	3,150,291

	Telecommunications — 3.0%
89,900	AT&T Inc.	2,435,151	2,563,948

	Transportation — 2.0%
21,200	Union Pacific Corp.	1,137,033	1,731,404

	TOTAL COMMON STOCKS	86,840,956	83,574,071

	SHORT-TERM INVESTMENTS — 0.9%
	Mutual Funds — 0.9%
790,302	Dreyfus Treasury & Agency Cash Management Fund, 0.050%*	790,302	790,302

	TOTAL INVESTMENTS — 99.4%	$87,631,258	84,364,373

	Other Assets and Liabilities (Net) — 0.6%		483,070

	NET ASSETS — 100.0%		$84,847,443

†	Non-income producing security.
*	Current yield.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

GAMCO Westwood Balanced Fund

Schedule of Investments — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 57.9%
	Aerospace — 1.8%
8,800	General Dynamics Corp.	$659,025	$500,632
17,400	The Boeing Co.	1,074,936	1,052,874

		1,733,961	1,553,506

	Automotive — 1.1%
47,600	General Motors Co.†	1,624,011	960,568

	Banking — 4.6%
158,400	Bank of America Corp.	1,773,019	969,408
32,600	CIT Group Inc.†	1,224,660	990,062
34,296	JPMorgan Chase & Co.	994,165	1,032,996
44,000	Wells Fargo & Co.	1,113,911	1,061,280

		5,105,755	4,053,746

	Cable and Satellite — 1.2%
51,400	Comcast Corp., Cl. A	908,380	1,074,260

	Computer Hardware — 1.8%
109,700	Dell Inc.†	1,614,652	1,552,255

	Computer Software and Services — 2.3%
40,900	Microsoft Corp.	1,194,408	1,018,001
35,300	Oracle Corp.	957,728	1,014,522

		2,152,136	2,032,523

	Consumer Products — 1.2%
16,220	Philip Morris International Inc.	750,357	1,011,804

	Diversified Industrial — 3.0%
23,700	Honeywell International Inc.	967,617	1,040,667
37,290	ITT Corp.	1,802,311	1,566,180

		2,769,928	2,606,847

	Electronics — 2.3%
46,600	Intel Corp.	949,650	993,978
36,300	TE Connectivity Ltd.	1,306,264	1,021,482

		2,255,914	2,015,460

	Energy: Integrated — 1.9%
29,300	American Electric Power Co. Inc.	1,005,094	1,113,986
11,400	Dominion Resources Inc.	426,916	578,778

		1,432,010	1,692,764

	Energy: Natural Gas — 3.5%
12,255	Apache Corp.	926,171	983,341
18,400	EQT Corp.	759,462	981,824
20,900	Sempra Energy	1,076,644	1,076,350

		2,762,277	3,041,515

	Energy: Oil — 6.4%
14,500	Anadarko Petroleum Corp.	699,655	914,225
11,600	Chevron Corp.	786,540	1,073,232
15,400	Exxon Mobil Corp.	1,075,480	1,118,502
24,600	Newfield Exploration Co.†	1,533,979	976,374
21,000	Occidental Petroleum Corp.	1,338,559	1,501,500

		5,434,213	5,583,833

	Entertainment — 2.4%
33,300	The Walt Disney Co.	939,371	1,004,328
36,300	Time Warner Inc.	1,078,478	1,087,911

		2,017,849	2,092,239

	Financial Services — 7.1%
17,400	ACE Ltd.	725,149	1,054,440
30,300	Aflac Inc.	1,418,529	1,058,985
25,800	Ameriprise Financial Inc.	1,095,475	1,015,488
9,400	Franklin Resources Inc.	1,000,274	899,016
38,400	MetLife Inc.	1,475,873	1,075,584

Shares		Cost	Market Value

22,300	The Travelers Companies Inc.	$986,128	$1,086,679

		6,701,428	6,190,192

	Food and Beverage — 0.6%
20,400	Sysco Corp.	465,297	528,360

	Health Care — 8.5%
19,900	Abbott Laboratories	1,031,095	1,017,686
18,900	Bristol-Myers Squibb Co.	452,710	593,082
21,500	Covidien plc	813,768	948,150
25,900	Johnson & Johnson	1,616,095	1,650,089
16,900	Merck & Co. Inc.	516,660	552,799
88,100	Pfizer Inc.	1,430,739	1,557,608
29,200	Teva Pharmaceutical Industries Ltd., ADR	1,483,481	1,086,824

		7,344,548	7,406,238

	Machinery — 0.5%
7,000	Deere & Co.	308,549	451,990

	Retail — 2.5%
30,800	CVS Caremark Corp.	914,379	1,034,264
21,300	Wal-Mart Stores Inc.	1,154,714	1,105,470

		2,069,093	2,139,734

	Specialty Chemicals — 2.2%
24,500	E. I. du Pont de Nemours and Co.	814,716	979,265
41,300	The Dow Chemical Co.	1,374,971	927,598

		2,189,687	1,906,863

	Telecommunications — 1.9%
59,300	AT&T Inc.	1,660,264	1,691,236

	Transportation — 1.1%
12,200	Union Pacific Corp.	659,721	996,374

	TOTAL COMMON STOCKS	51,960,030	50,582,307

Principal Amount

	CORPORATE BONDS — 19.3%
	Banking — 4.6%
$1,250,000	Bank of America Corp., 5.375%, 06/15/14	1,269,155	1,240,087
750,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	777,205	752,501
1,125,000	Citigroup Inc., 5.500%, 10/15/14	1,127,727	1,169,631
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	770,060	849,791

		3,944,147	4,012,010

	Computer Software and Services — 0.9%
750,000	Oracle Corp., 4.950%, 04/15/13	750,140	798,457

	Diversified Industrial — 1.5%
1,200,000	General Electric Co., 5.000%, 02/01/13	1,202,837	1,257,201

	Electronics — 0.9%
750,000	Koninklijke Philips Electronics NV, 4.625%, 03/11/13	749,092	786,071

	Energy: Integrated — 0.6%
500,000	Southern Co., 4.150%, 05/15/14	499,721	533,227

	Energy: Natural Gas — 1.2%
1,000,000	Apache Corp., 5.250%, 04/15/13	1,002,500	1,064,894

See accompanying notes to financial statements.

GAMCO Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2011

Principal Amount		Cost	Market Value

	CORPORATE BONDS (Continued)
	Energy: Oil — 2.7%
$1,000,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	$983,309	$1,094,976
500,000	Marathon Oil Corp., 5.900%, 03/15/18	502,050	583,332
500,000	XTO Energy Inc., 6.500%, 12/15/18	563,296	653,844

		2,048,655	2,332,152

	Financial Services — 1.2%
950,000	ACE INA Holdings Inc., 5.600%, 05/15/15	966,508	1,063,864

	Food and Beverage — 1.1%
950,000	Anheuser-Busch Companies Inc., 4.375%, 01/15/13	947,090	987,234

	Metals and Mining — 1.0%
750,000	BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	753,268	824,317

	Real Estate Investment Trusts — 0.8%
700,000	Vornado Realty LP, 4.250%, 04/01/15	697,873	726,462

	Telecommunications — 0.6%
500,000	AT&T Inc., 6.700%, 11/15/13	500,833	555,714

	Transportation — 1.3%
1,000,000	Burlington Northern Santa Fe LLC, Deb., 5.650%, 05/01/17	988,441	1,157,638

	Wireless Communications — 0.9%
750,000	Vodafone Group plc, 4.150%, 06/10/14	761,022	806,264

	TOTAL CORPORATE BONDS	15,812,127	16,905,505

Shares

	SHORT-TERM INVESTMENTS — 3.5%
	Mutual Funds — 3.5%
3,065,270	Dreyfus Treasury & Agency Cash Management Fund, 0.050%*	3,065,270	3,065,270

Principal Amount

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.4%
	Federal Home Loan Mortgage Corp. — 5.2%
$1,500,000	2.125%, 03/23/12	1,503,997	1,513,765
1,250,000	5.125%, 07/15/12	1,247,970	1,298,664
1,500,000	3.750%, 03/27/19	1,495,438	1,697,367

		4,247,405	4,509,796

Principal Amount		Cost	Market Value

	Federal National Mortgage Association — 6.2%
$1,500,000	5.375%, 11/15/11	$1,500,280	$1,500,280
1,250,000	4.375%, 09/15/12	1,279,914	1,298,769
1,500,000	5.000%, 04/15/15	1,532,145	1,717,000
775,000	5.375%, 06/12/17	822,856	941,058

		5,135,195	5,457,107

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	9,382,600	9,966,903

	U.S. GOVERNMENT OBLIGATIONS — 7.7%
	U.S. Treasury Bills — 1.1%
1,000,000	U.S. Treasury Bill, 0.135%††, 04/05/12	999,309	999,720

	U.S. Treasury Inflation Indexed Notes — 4.4%
1,200,000	2.500%, 07/15/16	1,347,267	1,543,825
900,000	2.125%, 01/15/19	964,668	1,103,844
1,000,000	1.375%, 01/15/20	1,091,358	1,163,935

		3,403,293	3,811,604

	U.S. Treasury Notes — 2.2%
750,000	0.750%, 08/15/13	750,259	756,650
1,000,000	3.625%, 08/15/19	1,021,096	1,151,719

		1,771,355	1,908,369

	TOTAL U.S. GOVERNMENT OBLIGATIONS	6,173,957	6,719,693

	TOTAL INVESTMENTS — 99.8%	$86,393,984	87,239,678

	Other Assets and Liabilities (Net) — 0.2%		184,838

	NET ASSETS — 100.0%		$87,424,516

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
*	Current yield.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

GAMCO Westwood Intermediate Bond Fund

Schedule of Investments — September 30, 2011

Principal Amount		Cost	Market Value

	CORPORATE BONDS — 35.7%
	Aerospace — 1.2%
$ 200,000	The Boeing Co., 6.000%, 03/15/19	$204,415	$243,289

	Banking — 5.0%
300,000	Bank of America Corp., 5.375%, 06/15/14	304,597	297,621
225,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	225,887	225,750
250,000	Citigroup Inc., 5.500%, 10/15/14	250,606	259,918
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	198,937	226,611

		980,027	1,009,900

	Computer Software and Services — 2.1%
250,000	Microsoft Corp., 1.625%, 09/25/15	249,832	255,058
150,000	Oracle Corp., 4.950%, 04/15/13	149,983	159,691

		399,815	414,749

	Consumer Products — 0.8%
150,000	Philip Morris International Inc., 6.875%, 03/17/14	150,427	170,322

	Diversified Industrial — 1.3%
250,000	General Electric Co., 5.000%, 02/01/13	250,591	261,917

	Electronics — 2.5%
200,000	Arrow Electronics Inc., 6.000%, 04/01/20	199,810	213,939
275,000	Koninklijke Philips Electronics NV, 4.625%, 03/11/13	278,385	288,226

		478,195	502,165

	Energy and Utilities: Electric Integrated — 2.4%
275,000	Dominion Resources Inc., 6.400%, 06/15/18	327,405	331,256
150,000	Southern Co., 4.150%, 05/15/14	149,916	159,968

		477,321	491,224

	Energy and Utilities: Natural Gas — 1.0%
200,000	Apache Corp., 5.250%, 04/15/13	199,858	212,979

	Energy and Utilities: Oil — 3.1%
200,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	196,664	218,995
125,000	Marathon Oil Corp., 5.900%, 03/15/18	125,512	145,833
200,000	XTO Energy Inc., 6.500%, 12/15/18	225,319	261,537

		547,495	626,365

	Financial Services — 5.5%
175,000	ACE INA Holdings Inc., 5.600%, 05/15/15	174,637	195,975
300,000	Berkshire Hathaway Finance Corp., 5.125%, 09/15/12	307,610	312,906
260,000	International Bank for Reconstruction & Development, 8.625%, 10/15/16	290,903	345,553
275,000	Merrill Lynch & Co. Inc., MTN, Series C, 5.000%, 01/15/15	275,107	266,190

		1,048,257	1,120,624

Principal Amount		Cost	Market Value

	Food and Beverage — 3.7%
$ 250,000	Anheuser-Busch Companies Inc., 4.375%, 01/15/13	$249,236	$259,798
200,000	Dr Pepper Snapple Group Inc., 2.350%, 12/21/12	199,973	203,076
250,000	Kraft Foods Inc., 5.375%, 02/10/20	253,915	283,413

		703,124	746,287

	Metals and Mining — 1.1%
200,000	BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	200,872	219,818

	Real Estate Investment Trusts — 1.3%
250,000	Vornado Realty LP, 4.250%, 04/01/15	249,326	259,451

	Semiconductors — 1.8%
350,000	Intel Corp., 3.300%, 10/01/21	349,170	358,299

	Telecommunications — 1.0%
175,000	AT&T Inc., 6.700%, 11/15/13	175,293	194,500

	Transportation — 1.9%
200,000	Burlington Northern Santa Fe LLC, Deb., 5.650%, 05/01/17	199,379	231,528
125,000	CSX Corp., 6.250%, 04/01/15	124,961	144,357

		324,340	375,885

	TOTAL CORPORATE BONDS	6,738,526	7,207,774

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.9%
	Federal Home Loan Bank — 1.5%
250,000	5.375%, 05/18/16	250,872	296,987

	Federal Home Loan Mortgage Corp. — 8.4%
400,000	2.125%, 03/23/12	401,191	403,671
250,000	5.125%, 07/15/12	252,415	259,733
225,000	5.000%, 07/15/14	240,436	253,158
325,000	5.250%, 04/18/16	353,604	383,978
350,000	3.750%, 03/27/19	345,464	396,052

		1,593,110	1,696,592

	Federal National Mortgage Association — 16.3%
250,000	4.375%, 09/15/12	256,003	259,754
375,000	4.375%, 03/15/13	387,167	396,770
400,000	0.750%, 12/18/13	402,865	401,991
350,000	2.750%, 02/05/14	360,143	368,519
500,000	2.625%, 11/20/14	530,923	530,366
300,000	5.000%, 04/15/15	307,370	343,400
500,000	2.375%, 07/28/15	529,394	526,546
275,000	5.375%, 06/12/17	291,981	333,924
54,446	Pool # 745122, 5.500%, 09/01/20	54,226	59,241
59,690	Pool # 255554, 5.500%, 01/01/35	60,348	65,215

		3,180,420	3,285,726

	Government National Mortgage Association — 1.7%
32,582	Pool #562288, 6.000%, 12/15/33	33,040	36,523
62,153	Pool #604946, 5.500%, 01/15/34	62,795	69,040
50,603	Pool #604970, 5.500%, 01/15/34	51,000	56,211
79,763	Pool #003747, 5.000%, 08/20/35	79,109	88,037
89,424	Pool #550728, 5.500%, 11/15/35	89,504	99,194

		315,448	349,005

See accompanying notes to financial statements.

GAMCO Westwood Intermediate Bond Fund

Schedule of Investments (Continued) — September 30, 2011

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	$5,339,850	$5,628,310

	U.S. GOVERNMENT OBLIGATIONS — 23.7%
	U.S. Treasury Bills — 1.5%
$ 300,000	U.S. Treasury Bill, 0.135%††, 04/05/12	299,793	299,916

	U.S. Treasury Inflation Indexed Notes — 9.3%
275,000	2.500%, 07/15/16	308,752	353,793
300,000	1.375%, 07/15/18	295,837	348,564
275,000	2.125%, 01/15/19	295,798	337,286
300,000	1.375%, 01/15/20	334,596	349,181
350,000	2.500%, 01/15/29	391,057	473,328

		1,626,040	1,862,152

	U.S. Treasury Notes — 10.0%
300,000	0.625%, 07/31/12	300,374	301,196
200,000	1.375%, 01/15/13	202,219	202,977
800,000	0.750%, 08/15/13	803,671	807,094
275,000	3.500%, 02/15/18	275,299	312,404
350,000	3.375%, 11/15/19	339,483	396,977

		1,921,046	2,020,648

Principal Amount		Cost	Market Value

	U.S. Treasury Bonds — 2.9%
$ 250,000	7.125%, 02/15/23	$295,198	$377,149
150,000	5.375%, 02/15/31	167,015	211,031

		462,213	588,180

	TOTAL U.S. GOVERNMENT OBLIGATIONS	4,309,092	4,770,896

Shares

	SHORT-TERM INVESTMENTS — 13.9%
	Mutual Funds — 13.9%
2,794,690	Dreyfus Treasury & Agency Cash Management Fund, 0.050%*	2,794,690	2,794,690

	TOTAL INVESTMENTS — 101.2%	$19,182,158	20,401,670

	Other Assets and Liabilities (Net) — (1.2)%		(234,042)

	NET ASSETS — 100.0%		$20,167,628

††	Represents annualized yield at date of purchase.
*	Current yield.
MTN	Medium Term Note

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Assets and Liabilities

September 30, 2011

	Mighty MitesSM Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Assets:
Investments, at value (cost $523,098,366, $49,194,112, $5,194,816, $87,631,258, $86,393,984, and $19,182,158, respectively)	$530,118,197	$39,989,720	$5,126,670	$84,364,373	$87,239,678	$20,401,670
Investments in affiliates, at value (cost $12,507,316)	14,072,615	—	—	—	—	—
Cash	—	—	2,460	—	—	—
Receivable for Fund shares issued	1,337,156	49,570	112,020	29,778	25,523	120,759
Receivable for investments sold	2,092,220	209,990	—	843,008	93,369	—
Dividends and interest receivable	157,501	18,168	6,564	129,436	455,740	157,415
Prepaid expenses	43,643	25,089	27,297	28,546	31,065	20,679

Total Assets	547,821,332	40,292,537	5,275,011	85,395,141	87,845,375	20,700,523

Liabilities:
Payable to custodian	18,525	122,826	—	—	—	—
Payable for investments purchased	2,340,188	83,232	—	266,445	235,400	403,932
Payable for Fund shares redeemed	1,519,717	30,879	—	107,746	38,403	67,626
Distributions payable	—	—	—	—	—	10,557
Payable for investment advisory fees	462,870	16,091	2,787	74,444	57,184	5,334
Payable for distribution fees	171,802	13,161	1,263	19,536	22,272	5,440
Payable for accounting fees	3,750	—	—	3,750	3,750	—
Payable for legal and audit fees	37,634	24,708	21,074	30,895	30,794	23,904
Payable for shareholder communications expenses	94,882	5,189	2,609	19,542	14,875	3,158
Payable for shareholder services fees	226,213	6,754	1,835	22,017	14,910	2,562
Other accrued expenses	84,502	16,232	4,194	3,323	3,271	10,382

Total Liabilities	4,960,083	319,072	33,762	547,698	420,859	532,895

Net Assets	$542,861,249	$39,973,465	$5,241,249	$84,847,443	$87,424,516	$20,167,628

Net Assets Consist of:
Paid-in capital	$528,054,939	$50,448,828	$7,965,600	$110,015,047	$93,860,540	$18,816,891
Accumulated net investment income/(loss)	(2,733,830)	(802)	4,962	578,749	9,389	4,515
Accumulated net realized gain/(loss) on investments and foreign currency transactions	8,955,094	(1,270,148)	(2,661,167)	(22,479,468)	(7,291,107)	126,710
Net unrealized appreciation/depreciation on investments	8,585,130	(9,204,392)	(68,146)	(3,266,885)	845,694	1,219,512
Net unrealized appreciation/depreciation on foreign currency	(84)	(21)	—	—	—	—

Net Assets	$542,861,249	$39,973,465	$5,241,249	$84,847,443	$87,424,516	$20,167,628

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$344,799,760	$28,843,290	$4,665,357	$79,328,664	$76,940,887	$16,958,704

Shares of beneficial interest outstanding	23,214,420	2,244,935	609,730	10,153,407	7,805,978	1,423,642

Net Asset Value, offering, and redemption price per share	$14.85	$12.85	$7.65	$7.81	$9.86	$11.91

Class A:
Net assets	$64,457,045	$4,965,641	$47,372	$3,444,952	$4,297,982	$841,767

Shares of beneficial interest outstanding	4,412,872	392,636	5,986	442,726	434,182	70,678

Net Asset Value and redemption price per share	$14.61	$12.65	$7.91	$7.78	$9.90	$11.91

Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$15.22	$13.18	$8.24	$8.10	$10.31	$12.41

Class B:
Net assets	$9,939	$—	$—	$—	$34,052	$7,882

Shares of beneficial interest outstanding	727.7	—	—	—	3,408	662

Net Asset Value and offering price per share(a)	$13.66	$—	$—	$—	$9.99	$11.91

Class C:
Net assets	$79,826,839	$5,405,691	$437,131	$815,748	$4,317,506	$2,233,907

Shares of beneficial interest outstanding	5,874,108	454,066	51,487	107,911	432,005	197,255

Net Asset Value and offering price per share(a)	$13.59	$11.91	$8.49	$7.56	$9.99	$11.32

Class I:
Net assets	$53,767,666	$758,843	$91,389	$1,258,079	$1,834,089	$125,368

Shares of beneficial interest outstanding	3,590,442	58,547	11,939	160,747	186,184	10,514

Net Asset Value, offering, and redemption price per share	$14.98	$12.96	$7.65	$7.83	$9.85	$11.92

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Operations

For the Year Ended September 30, 2011

	Mighty MitesSM Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends – unaffiliated (net of foreign withholding taxes of $19,338, $1,053, $0, $5,144, $3,189, and $0, respectively)	$3,628,782	$245,653	$155,573	$2,428,822	$1,582,177	$532
Dividends – affiliated	16,350	—	—	—	—	—
Interest	227,647	1,750	1,017	61	1,715,717	590,010

Total Investment Income	3,872,779	247,403	156,590	2,428,883	3,297,894	590,542

Expenses:
Investment advisory fees	5,825,223	322,948	53,783	1,083,017	862,166	103,009
Distribution fees – Class AAA	965,561	54,838	12,674	252,443	257,920	38,787
Distribution fees – Class A	383,865	27,696	557	26,093	24,647	1,938
Distribution fees – Class B	418	—	—	—	502	225
Distribution fees – Class C	772,122	38,223	1,257	10,283	48,587	9,395
Accounting fees	45,000	3,750	—	45,000	45,000	—
Custodian fees	149,759	27,973	5,114	21,377	20,867	6,116
Interest expense	—	3	28	325	9	11
Legal and audit fees	79,233	22,051	15,421	36,316	35,540	20,766
Registration expenses	114,500	44,115	41,604	54,243	53,424	37,152
Shareholder communications expenses	217,180	12,028	5,143	36,562	29,549	6,260
Shareholder services fees	668,567	19,923	5,200	93,996	65,860	9,184
Tax expense	11,599	—	—	—	—	—
Trustees’ fees	35,436	2,009	333	6,755	7,253	1,069
Miscellaneous expenses	34,186	9,038	7,683	14,861	15,609	12,400

Total Expenses	9,302,649	584,595	148,797	1,681,271	1,466,933	246,312

Less:
Expense reimbursements (See Note 3)	—	(60,150)	(49,220)	—	—	(67,194)
Advisory fee reduction on unsupervised assets (See Note 3)	(114,002)	—	—	—	—	—
Custodian fee credits	—	—	—	(21,582)	(20,867)	—

Total Reimbursements, Reductions, and Credits	(114,002)	(60,150)	(49,220)	(21,582)	(20,867)	(67,194)

Net Expenses	9,188,647	524,445	99,577	1,659,689	1,446,066	179,118

Net Investment Income/(Loss)	(5,315,868)	(277,042)	57,013	769,194	1,851,828	411,424

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments – unaffiliated	16,482,068	2,331,633	32,007	12,130,146	10,519,771	126,815
Net realized loss on investments – affiliated	(40,877)	—	—	—	—	—
Net realized loss on foreign currency transactions	(540)	(344)	—	—	—	—

Net realized gain on investments and foreign currency transactions	16,440,651	2,331,289	32,007	12,130,146	10,519,771	126,815

Net change in unrealized appreciation/depreciation:
on investments	(55,728,124)	(11,142,023)	75,804	(14,272,846)	(11,383,178)	(114,746)
on foreign currency translations	(194)	(21)	—	—	—	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(55,728,318)	(11,142,044)	75,804	(14,272,846)	(11,383,178)	(114,746)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(39,287,667)	(8,810,755)	107,811	(2,142,700)	(863,407)	12,069

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(44,603,535)	$(9,087,797)	$164,824	$(1,373,506)	$988,421	$423,493

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Changes in Net Assets

	Mighty MitesSM Fund		SmallCap Equity Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2011	2010	2011	2010
Operations:
Net investment loss	$(5,315,868)	$(2,035,421)	$(277,042)	$(126,537)
Net realized gain on investments and foreign currency transactions	16,440,651	10,978,383	2,331,289	1,082,077
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(55,728,318)	33,904,771	(11,142,044)	945,012

Net Increase/(Decrease) in Net Assets Resulting from Operations	(44,603,535)	42,847,733	(9,087,797)	1,900,552

Distributions to Shareholders:
Net investment income
Class AAA	(1,069,974)	—	—	—
Class A	(134,992)	—	—	—
Class I	(151,906)	—	—	—

	(1,356,872)	—	—	—

Net realized gain
Class AAA	(7,450,321)	(37,124)	—	—
Class A	(1,501,930)	(4,628)	—	—
Class B	(2,195)	(26)	—	—
Class C	(1,401,220)	(3,910)	—	—
Class I	(685,228)	(2,984)	—	—

	(11,040,894)	(48,672)	—	—

Total Distributions to Shareholders	(12,397,766)	(48,672)	—	—

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	253,257,034	128,720,205	38,636,054	3,017,670
Class A	63,679,119	37,358,815	5,475,623	1,082,263
Class B	3,399	—	—	1,692
Class C	60,838,781	25,737,887	6,599,251	586,710
Class I	49,088,183	10,894,878	667,710	1,389,079

	426,866,516	202,711,785	51,378,638	6,077,414

Proceeds from reinvestment of distributions
Class AAA	7,225,290	33,740	—	—
Class A	1,326,762	3,921	—	—
Class B	2,195	26	—	—
Class C	1,059,902	2,929	—	—
Class I	420,004	1,751	—	—

	10,034,153	42,367	—	—

Cost of shares redeemed
Class AAA	(142,889,080)	(68,496,152)	(13,681,559)	(2,689,387)
Class A	(42,628,667)	(9,881,228)	(3,035,396)	(218,956)
Class B	(77,183)	(50,832)	(7,381)*	(1,741)
Class C	(12,427,131)	(2,880,022)	(491,456)	(104,065)
Class I	(13,080,698)	(2,769,144)	(1,086,703)	(693,469)

	(211,102,759)	(84,077,378)	(18,302,495)	(3,707,618)

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	225,797,910	118,676,774	33,076,143	2,369,796

Redemption Fees	10,418	689	1,107	1,751

Net Increase in Net Assets	168,807,027	161,476,524	23,989,453	4,272,099

Net Assets:
Beginning of period	374,054,222	212,577,698	15,984,012	11,711,913

End of period	$542,861,249	$374,054,222	$39,973,465	$15,984,012

Undistributed net investment income	—	—	—	—

*	SmallCap Equity Fund’s Class B Shares were fully redeemed and closed on May 3, 2011.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Changes in Net Assets (Continued)

	Income Fund		Equity Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2011	2010	2011	2010
Operations:
Net investment income	$57,013	$87,370	$769,194	$678,220
Net realized gain/(loss) on investments	32,007	(96,177)	12,130,146	8,500,599
Net change in unrealized appreciation/depreciation on investments	75,804	508,524	(14,272,846)	(229,649)

Net Increase/(Decrease) in Net Assets Resulting from Operations	164,824	499,717	(1,373,506)	8,949,170

Distributions to Shareholders:
Net investment income
Class AAA	(48,541)	(76,135)	(588,343)	(1,172,352)
Class A	(1,450)	(2,880)	(16,239)	(45,986)
Class B	—	—	—	(17)
Class C	(200)	(604)	—	(3,199)
Class I	(880)	(885)	(7,652)	(7,670)

Total Distributions to Shareholders	(51,071)	(80,504)	(612,234)	(1,229,224)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	1,108,637	449,585	5,519,516	12,835,644
Class A	30,861	288,780	818,942	1,187,734
Class B	—	—	—	—
Class C	368,371	13,137	94,732	171,700
Class I	36,697	14,274	1,638,720	640,637

	1,544,566	765,776	8,071,910	14,835,715

Proceeds from reinvestment of distributions
Class AAA	45,374	71,125	543,647	1,098,889
Class A	1,429	2,878	15,625	43,561
Class B	—	—	—	17
Class C	163	515	—	3,159
Class I	789	783	7,644	7,670

	47,755	75,301	566,916	1,153,296

Cost of shares redeemed
Class AAA	(1,414,492)	(947,840)	(24,852,941)	(53,540,807)
Class A	(342,556)	(50,559)	(4,081,784)	(1,083,380)
Class B	—	(79)*	(7,254)**	(88)
Class C	(21,841)	(190,868)	(251,745)	(309,984)
Class I	(316)	(22,634)	(1,262,218)	(333,598)

	(1,779,205)	(1,211,980)	(30,455,942)	(55,267,857)

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(186,884)	(370,903)	(21,817,116)	(39,278,846)

Redemption Fees	52	—	—	—

Net Increase/(Decrease) in Net Assets	(73,079)	48,310	(23,802,856)	(31,558,900)

Net Assets:
Beginning of period	5,314,328	5,266,018	108,650,299	140,209,199

End of period	$5,241,249	$5,314,328	$84,847,443	$108,650,299

Undistributed net investment income	$4,962	$—	$578,749	$421,789

*	Income Fund’s Class B Shares were fully redeemed and closed on December 1, 2009.
**	Equity Fund’s Class B Shares were fully redeemed and closed on March 1, 2011.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Changes in Net Assets (Continued)

	Balanced Fund		Intermediate Bond Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2011	2010	2011	2010
Operations:
Net investment income	$1,851,828	$1,805,394	$411,424	$397,954
Net realized gain on investments	10,519,771	4,758,237	126,815	33,821
Net change in unrealized appreciation/depreciation on investments	(11,383,178)	1,729,287	(114,746)	695,999

Net Increase in Net Assets Resulting from Operations	988,421	8,292,918	423,493	1,127,774

Distributions to Shareholders:
Net investment income
Class AAA	(1,696,462)	(1,688,728)	(380,579)	(368,264)
Class A	(71,218)	(67,141)	(12,938)	(10,734)
Class B	(398)	(763)	(384)	(1,479)
Class C	(44,960)	(35,350)	(14,227)	(14,335)
Class I	(39,011)	(27,648)	(3,686)	(3,841)

	(1,852,049)	(1,819,630)	(411,814)	(398,653)

Net realized gain
Class AAA	—	—	(28,090)	(103,560)
Class A	—	—	(887)	(3,757)
Class B	—	—	(64)	(903)
Class C	—	—	(1,914)	(4,280)
Class I	—	—	(334)	(780)

	—	—	(31,289)	(113,280)

Total Distributions to Shareholders	(1,852,049)	(1,819,630)	(443,103)	(511,933)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	12,270,171	12,228,366	4,691,931	4,725,121
Class A	240,458	210,320	627,660	287,448
Class B	2,800	13,292	—	—
Class C	619,606	1,095,718	2,336,655	1,558,481
Class I	1,019,973	895,950	94,434	140,294

	14,153,008	14,443,646	7,750,680	6,711,344

Proceeds from reinvestment of distributions
Class AAA	1,636,576	1,627,433	259,105	326,510
Class A	62,979	60,259	10,138	10,834
Class B	332	430	314	1,262
Class C	38,862	24,903	13,841	17,068
Class I	38,936	27,636	3,988	4,325

	1,777,685	1,740,661	287,386	359,999

Cost of shares redeemed
Class AAA	(43,102,456)	(36,266,445)	(5,027,808)	(2,507,576)
Class A	(1,055,724)	(1,412,210)	(284,419)	(349,373)
Class B	(53,292)	(41,933)	(30,170)	(94,401)
Class C	(1,244,361)	(1,257,696)	(1,816,362)	(489,893)
Class I	(930,553)	(668,924)	(96,549)	(347,556)

	(46,386,386)	(39,647,208)	(7,255,308)	(3,788,799)

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(30,455,693)	(23,462,901)	782,758	3,282,544

Net Increase/(Decrease) in Net Assets	(31,319,321)	(16,989,613)	763,148	3,898,385

Net Assets:
Beginning of period	118,743,837	135,733,450	19,404,480	15,506,095

End of period	$87,424,516	$118,743,837	$20,167,628	$19,404,480

Undistributed net investment income	$9,389	$9,610	$4,515	$4,905

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions to Shareholders										Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Return of Capital	Total Distributions		Redemption Fees(a)(c)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses Net of Waivers/ Reimburse- ments/ Reductions	Operating Expenses Before Waivers/ Reimburse- ments/ Reductions(d)		Portfolio Turnover Rate††
Mighty MitesSM Fund
Class AAA
2011	$15.81	$(0.14)		$(0.34)	$(0.48)	$(0.06)	$(0.42)		—	$(0.48)		$0.00	$14.85	(3.3)%	$344,800	(0.79)%	1.46%	1.48	%(e)	20%
2010	13.49	(0.10)		2.42	2.32	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.81	17.2	261,810	(0.67)	1.55	1.58	(e)	27
2009	13.41	(0.08)		0.47	0.39	—	(0.29)		$(0.02)	(0.31)		0.00	13.49	3.5	170,181	(0.69)	1.65	1.66	(e)	32
2008	17.05	(0.00	)(c)	(2.11)	(2.11)	(0.06)	(1.47)		—	(1.53)		0.00	13.41	(13.2)	55,808	(0.01)	1.71	1.71		18
2007	16.01	0.08		3.42	3.50	—	(2.46)		—	(2.46)		0.00	17.05	23.9	48,252	0.48	1.64	1.64		21
Class A
2011	$15.57	$(0.18)		$(0.32)	$(0.50)	$(0.04)	$(0.42)		—	$(0.46)		$0.00	$14.61	(3.5)%	$64,457	(1.04)%	1.71%	1.73	%(e)	20%
2010	13.32	(0.13)		2.38	2.25	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.57	16.9	48,464	(0.91)	1.80	1.83	(e)	27
2009	13.26	(0.10)		0.47	0.37	—	(0.29)		$(0.02)	(0.31)		0.00	13.32	3.4	16,187	(0.90)	1.90	1.91	(e)	32
2008	16.94	(0.04)		(2.10)	(2.14)	(0.07)	(1.47)		—	(1.54)		0.00	13.26	(13.5)	6,134	(0.27)	1.96	1.96		18
2007	15.94	0.36		3.10	3.46	—	(2.46)		—	(2.46)		0.00	16.94	23.8	2,246	2.13	1.89	1.89		21
Class B
2011	$14.64	$(0.20)		$(0.36)	$(0.56)	—	$(0.42)		—	$(0.42)		$0.00	$13.66	(4.1)%	$10	(1.29)%	2.21%	2.23	%(e)	20%
2010	12.59	(0.19)		2.24	2.05	—	(0.00	)(c)	—	(0.00	)(c)	0.00	14.64	16.3	77	(1.41)	2.30	2.33	(e)	27
2009	12.63	(0.14)		0.41	0.27	—	(0.29)		$(0.02)	(0.31)		0.00	12.59	2.8	116	(1.34)	2.40	2.41	(e)	32
2008	16.21	(0.10)		(2.01)	(2.11)	—	(1.47)		—	(1.47)		0.00	12.63	(13.9)	169	(0.73)	2.46	2.46		18
2007	15.43	(0.06)		3.30	3.24	—	(2.46)		—	(2.46)		0.00	16.21	23.0	422	(0.40)	2.39	2.39		21
Class C
2011	$14.55	$(0.25)		$(0.29)	$(0.54)	—	$(0.42)		—	$(0.42)		$0.00	$13.59	(4.0)%	$79,827	(1.57)%	2.21%	2.23	%(e)	20%
2010	12.51	(0.19)		2.23	2.04	—	(0.00	)(c)	—	(0.00	)(c)	0.00	14.55	16.3	40,297	(1.41)	2.30	2.33	(e)	27
2009	12.55	(0.15)		0.42	0.27	—	(0.29)		$(0.02)	(0.31)		0.00	12.51	2.8	13,566	(1.42)	2.40	2.41	(e)	32
2008	16.13	(0.10)		(2.00)	(2.10)	$(0.01)	(1.47)		—	(1.48)		0.00	12.55	(13.9)	4,671	(0.78)	2.46	2.46		18
2007	15.35	0.10		3.14	3.24	—	(2.46)		—	(2.46)		0.00	16.13	23.2	2,041	0.65	2.39	2.39		21
Class I
2011	$15.92	$(0.10)		$(0.33)	$(0.43)	$(0.09)	$(0.42)		—	$(0.51)		$0.00	$14.98	(3.0)%	$53,767	(0.57)%	1.21%	1.23	%(e)	20%
2010	13.55	(0.06)		2.43	2.37	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.92	17.5	23,406	(0.41)	1.30	1.33	(e)	27
2009	13.44	(0.06)		0.48	0.42	—	(0.29)		$(0.02)	(0.31)		0.00	13.55	3.7	12,528	(0.48)	1.40	1.41	(e)	32
2008(f)	13.96	0.03		(0.55)	(0.52)	—	—		—	—		0.00	13.44	(3.7)	893	0.26 (g)	1.46 (g)	1.46	(g)	18

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 23%. Also, for the year ended September 30, 2009, the calculation of the portfolio turnover rate excluded from purchases the value of securities acquired in connection with the Fund’s acquisition of the net assets of the B.B. Micro-Cap Growth Fund.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)	For the years ended September 30, 2010, 2009, 2008, and 2007, the effect of interest expense was minimal. For the year ended September 30, 2011, there was no interest expense.
(e)	Before advisory fee reduction on unsupervised assets totaling 0.02%, 0.03%, and 0.01% of net assets for the years ended September 30, 2011, 2010, and 2009, respectively.
(f)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(g)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Loss		Operating Expenses Net of Waivers/ Reimburse- ments††		Operating Expenses Before Waivers/ Reimburse- ments†††	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2011	$13.36	$(0.12)	$(0.39)	$(0.51)	—	—	$0.00	$12.85	(3.8)%	$28,843	(0.73)%		1.50	%(c)	1.69%	52%
2010	11.60	(0.10)	1.86	1.76	—	—	0.00	13.36	15.2	10,435	(0.81)		1.50	(c)	1.99	28
2009	11.99	(0.06)	(0.33)	(0.39)	—	—	—	11.60	(3.3)	8,856	(0.68)		1.50	(c)	2.80	55
2008	14.99	(0.03)	(2.97)	(3.00)	—	—	—	11.99	(20.0)	8,491	(0.23)		1.58	(c)	2.62	123
2007	12.51	(0.04)	2.68	2.64	$(0.16)	$(0.16)	—	14.99	21.2	8,672	(0.28)		1.71		2.24	90
Class A
2011	$13.18	$(0.16)	$(0.37)	$(0.53)	—	—	$0.00	$12.65	(4.0)%	$4,965	(0.98)%		1.75	%(c)	1.94%	52%
2010	11.47	(0.13)	1.84	1.71	—	—	0.00	13.18	14.9	3,509	(1.06)		1.75	(c)	2.24	28
2009	11.88	(0.09)	(0.32)	(0.41)	—	—	—	11.47	(3.5)	2,200	(0.98)		1.75	(c)	3.05	55
2008	14.89	(0.06)	(2.95)	(3.01)	—	—	—	11.88	(20.2)	703	(0.49)		1.83	(c)	2.87	123
2007	12.45	(0.09)	2.67	2.58	$(0.14)	$(0.14)	—	14.89	20.9	778	(0.62)		1.96		2.49	90
Class C
2011	$12.47	$(0.22)	$(0.34)	$(0.56)	—	—	$0.00	$11.91	(4.5)%	$5,406	(1.50)%		2.25	%(c)	2.44%	52%
2010	10.91	(0.18)	1.74	1.56	—	—	0.00	12.47	14.3	911	(1.55)		2.25	(c)	2.74	28
2009	11.36	(0.12)	(0.33)	(0.45)	—	—	—	10.91	(4.0)	345	(1.43)		2.25	(c)	3.55	55
2008	14.31	(0.12)	(2.83)	(2.95)	—	—	—	11.36	(20.6)	196	(0.94)		2.33	(c)	3.37	123
2007	11.97	(0.14)	2.57	2.43	$(0.09)	$(0.09)	—	14.31	20.4	298	(1.04)		2.46		2.99	90
Class I
2011	$13.45	$(0.07)	$(0.42)	$(0.49)	—	—	$0.00	$12.96	(3.6)%	$759	(0.46)%		1.25	%(c)	1.44%	52%
2010	11.65	(0.08)	1.88	1.80	—	—	0.00	13.45	15.5	1,123	(0.59)		1.25	(c)	1.74	28
2009	12.00	(0.04)	(0.31)	(0.35)	—	—	—	11.65	(2.9)	306	(0.47)		1.25	(c)	2.55	55
2008(d)	12.92	(0.01)	(0.91)	(0.92)	—	—	—	12.00	(7.1)	165	(0.06	)(e)	1.36	(c)(e)	2.40 (e)	123

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009, 2008, and 2007 would have been 1.50%, 1.51%, and 1.50% (Class AAA), 1.75%, 1.76%, and 1.75% (Class A), 2.25%, 2.26%, and 2.25% (Class B and Class C), and 1.25% and 1.26% (Class I) respectively. For the years ended September 30, 2011 and 2010, there were no Custodian Fee Credits.
†††	The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009, 2008, and 2007 would have been 2.80%, 2.55%, and 2.03% (Class AAA), 3.05%, 2.80%, and 2.28% (Class A), 3.55%, 3.30%, and 2.78% (Class B and Class C), and 2.55% and 2.30% (Class I), respectively. For the years ended September 30, 2011 and 2010, there were no Custodian Fee Credits.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense of $682 during the year ended September 30, 2008. A portion of this interest expense was paid for by prior years Custodian Fee Credits. The impact to the ratios of operating expenses to the average net assets was minimal. If interest expense had not been incurred, the ratio of operating expenses to the average net assets would have been 1.50% (Class AAA), 1.75% (Class A), 2.25% (Class B and Class C), and 1.25% (Class I), respectively. For the years ended September 30, 2011, 2010, and 2009, the effect of interest expense was minimal.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders								Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimburse- ments††(c)	Operating Expenses Before Waivers/ Reimburse- ments †††	Portfolio Turnover Rate
Income Fund
Class AAA
2011	$7.53	$0.09	$0.11	$0.20	$(0.08)	—	—	$(0.08)	$0.00	$7.65	2.6%	$4,665	1.08%	1.84%	2.74%	14%
2010	6.96	0.13	0.56	0.69	(0.12)	—	—	(0.12)	—	7.53	9.9	4,822	1.73	1.50	3.19	10
2009	7.85	0.16	(0.85)	(0.69)	(0.18)	—	$(0.02)	(0.20)	—	6.96	(8.1)	4,869	2.57	1.63	3.06	14
2008	10.21	0.26	(2.05)	(1.79)	(0.34)	$(0.21)	(0.02)	(0.57)	—	7.85	(18.2)	7,285	2.83	1.58	2.48	28
2007	12.04	0.50	0.59	1.09	(0.47)	(2.45)	—	(2.92)	—	10.21	10.0	17,871	4.65	1.76	2.20	64
Class A
2011	$7.79	$0.08	$0.10	$0.18	$(0.06)	—	—	$(0.06)	$0.00	$7.91	2.2%	$47	0.98%	1.89%	3.15%	14%
2010	7.20	0.10	0.59	0.69	(0.10)	—	—	(0.10)	—	7.79	9.7	341	1.29	1.75	3.44	10
2009	8.12	0.08	(0.81)	(0.73)	(0.17)	—	$(0.02)	(0.19)	—	7.20	(8.4)	77	1.28	1.88	3.31	14
2008	10.54	0.24	(2.11)	(1.87)	(0.32)	$(0.21)	(0.02)	(0.55)	—	8.12	(18.3)	51	2.53	1.83	2.73	28
2007	12.34	0.50	0.59	1.09	(0.44)	(2.45)	—	(2.89)	—	10.54	9.7	80	4.45	2.01	2.45	64
Class C
2011	$8.36	$0.02	$0.13	$0.15	$(0.02)	—	—	$(0.02)	$0.00	$8.49	1.8%	$437	0.19%	2.62%	3.47%	14%
2010	7.70	0.08	0.62	0.70	(0.04)	—	—	(0.04)	—	8.36	9.1	97	1.04	2.25	3.94	10
2009	8.65	0.11	(0.91)	(0.80)	(0.13)	—	$(0.02)	(0.15)	—	7.70	(8.8)	261	1.68	2.38	3.81	14
2008	11.22	0.20	(2.26)	(2.06)	(0.28)	$(0.21)	(0.02)	(0.51)	—	8.65	(18.8)	319	1.99	2.33	3.23	28
2007	12.98	0.38	0.71	1.09	(0.40)	(2.45)	—	(2.85)	—	11.22	9.1	397	3.35	2.51	2.94	64
Class I
2011	$7.53	$0.10	$0.12	$0.22	$(0.10)	—	—	$(0.10)	$0.00	$7.65	2.9%	$92	1.26%	1.61%	2.48%	14%
2010	6.97	0.14	0.56	0.70	(0.14)	—	—	(0.14)	—	7.53	10.1	54	1.97	1.25	2.94	10
2009	7.85	0.19	(0.85)	(0.66)	(0.20)	—	$(0.02)	(0.22)	—	6.97	(7.8)	59	3.13	1.38	2.81	14
2008(d)	9.14	0.18	(1.18)	(1.00)	(0.27)	—	(0.02)	(0.29)	—	7.85	(11.2)	118	2.82 (e)	1.36 (e)	2.26 (e)	28

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009, 2008, and 2007 would have been 1.50%, 1.51%, and 1.50% (Class AAA), 1.75%, 1.76%, and 1.75% (Class A), 2.25%, 2.26%, and 2.25% (Class C), and 1.25% and 1.26% (Class I), respectively. For the years ended September 30, 2011 and 2010, there were no Custodian Fee Credits.
†††	The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009, 2008, and 2007 would have been 2.93%, 2.41%, and 1.94% (Class AAA), 3.18%, 2.66%, and 2.19% (Class A), 3.68%, 3.16%, and 2.68% (Class C), and 2.68% and 2.16% (Class I), respectively. For the years ended September 30, 2011 and 2010, there were no Custodian Fee Credits.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense of $1,169 and $4,188 during the years ended September 30, 2009 and September 30, 2008, respectively. All of the interest expense for 2009 and a portion of this interest expense in 2008 was paid for by prior years custodian fee credits. This would impact the ratios of operating expenses to the average net assets by 0.02% and 0.03% for all Classes, respectively. If interest expense had not been incurred, the ratios of operating expenses to the average net assets would have been 1.48% and 1.50% (Class AAA), 1.73 and 1.75% (Class A), 2.23% and 2.25% (Class C), and 1.23% and 1.25% (Class I), respectively. For the years ended September 30, 2011, 2010, and 2007, the effect of interest expense was minimal.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses††		Portfolio Turnover Rate
Equity Fund
Class AAA
2011	$8.17	$0.07		$(0.38)	$(0.31)	$(0.05)	—	$(0.05)	$7.81	(3.8)%	$79,328	0.73%	1.54	%(b)	38%
2010	7.72	0.04		0.48	0.52	(0.07)	—	(0.07)	8.17	6.8	99,986	0.55	1.56	(b)	52
2009	9.21	0.08		(1.48)	(1.40)	(0.09)	—	(0.09)	7.72	(15.2)	132,314	1.21	1.59	(b)	111
2008	12.63	0.08		(1.87)	(1.79)	(0.05)	$(1.58)	(1.63)	9.21	(16.0)	167,946	0.73	1.49		71
2007	12.51	0.04		2.15	2.19	(0.05)	(2.02)	(2.07)	12.63	19.7	189,913	0.37	1.52		58
Class A
2011	$8.13	$0.04		$(0.37)	$(0.33)	$(0.02)	—	$(0.02)	$7.78	(4.0)%	$3,445	0.44%	1.79	%(b)	38%
2010	7.69	0.02		0.48	0.50	(0.06)	—	(0.06)	8.13	6.5	6,616	0.31	1.81	(b)	52
2009	9.11	0.06		(1.43)	(1.37)	(0.05)	—	(0.05)	7.69	(15.0)	6,131	0.89	1.84	(b)	111
2008	12.57	0.05		(1.89)	(1.84)	(0.04)	$(1.58)	(1.62)	9.11	(16.6)	5,079	0.47	1.74		71
2007	12.45	0.01		2.15	2.16	(0.02)	(2.02)	(2.04)	12.57	19.5	3,527	0.12	1.77		58
Class C
2011	$7.91	$(0.00	)(c)	$(0.35)	$(0.35)	—	—	—	$7.56	(4.4)%	$816	(0.02)%	2.29	%(b)	38%
2010	7.49	(0.02)		0.46	0.44	$(0.02)	—	$(0.02)	7.91	5.9	999	(0.19)	2.31	(b)	52
2009	8.95	0.02		(1.44)	(1.42)	(0.04)	—	(0.04)	7.49	(15.8)	1,067	0.37	2.34	(b)	111
2008	12.36	(0.00	)(c)	(1.83)	(1.83)	—	$(1.58)	(1.58)	8.95	(16.7)	736	(0.02)	2.24		71
2007	12.31	(0.05)		2.12	2.07	—	(2.02)	(2.02)	12.36	18.8	320	(0.39)	2.27		58
Class I
2011	$8.19	$0.10		$(0.39)	$(0.29)	$(0.07)	—	$(0.07)	$7.83	(3.6)%	$1,258	1.07%	1.29	%(b)	38%
2010	7.73	0.06		0.49	0.55	(0.09)	—	(0.09)	8.19	7.1	1,043	0.81	1.31	(b)	52
2009	9.23	0.10		(1.49)	(1.39)	(0.11)	—	(0.11)	7.73	(15.0)	691	1.44	1.34	(b)	111
2008(d)	10.35	0.07		(1.19)	(1.12)	—	—	—	9.23	(10.8)	797	1.00 (e)	1.24	(e)	71

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2011, 2010, 2009, 2008, and 2007 would have been 1.52%, 1.54%, 1.57%, 1.47%, and 1.47% (Class AAA), 1.77%,1.79%, 1.82%, 1.72%, and 1.72% (Class A), 2.27%, 2.29%, 2.32%, 2.22%, and 2.22% (Class C), and 1.27%, 1.29%, 1.32%, and 1.22% (Class I), respectively.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	The Fund incurred interest expense of $325, $1,854, and $106 during the years ended September 30, 2011, 2010, and 2009, respectively. This interest expense was paid for by prior years custodian fee credits. The effect of interest expense was minimal.
(c)	Amount represents less than $0.005 per share.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(e)	Annualized

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/ Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses††	Portfolio Turnover Rate
Balanced Fund
Class AAA
2011	$10.13	$0.18	$(0.27)	$(0.09)	$(0.18)	—	$(0.18)	$9.86	(1.0)%	$76,941	1.65%	1.24%	24%
2010	9.65	0.14	0.49	0.63	(0.15)	—	(0.15)	10.13	6.5	106,782	1.45	1.26	33
2009	10.47	0.17	(0.77)	(0.60)	(0.17)	$(0.05)	(0.22)	9.65	(5.6)	123,323	1.86	1.27	89
2008	12.58	0.21	(1.17)	(0.96)	(0.22)	(0.93)	(1.15)	10.47	(8.4)	138,174	1.83	1.23	60
2007	12.82	0.22	1.36	1.58	(0.21)	(1.61)	(1.82)	12.58	13.6	152,185	1.76	1.27	46
Class A
2011	$10.17	$0.15	$(0.26)	$(0.11)	$(0.16)	—	$(0.16)	$9.90	(1.2)%	$4,298	1.40%	1.49%	24%
2010	9.69	0.12	0.48	0.60	(0.12)	—	(0.12)	10.17	6.2	5,136	1.20	1.51	33
2009	10.51	0.14	(0.76)	(0.62)	(0.15)	$(0.05)	(0.20)	9.69	(5.8)	5,995	1.61	1.52	89
2008	12.63	0.18	(1.18)	(1.00)	(0.19)	(0.93)	(1.12)	10.51	(8.7)	5,639	1.56	1.48	60
2007	12.87	0.19	1.36	1.55	(0.18)	(1.61)	(1.79)	12.63	13.3	5,519	1.51	1.52	46
Class B
2011	$10.25	$0.09	$(0.26)	$(0.17)	$(0.09)	—	$(0.09)	$9.99	(1.7)%	$34	0.83%	1.99%	24%
2010	9.77	0.07	0.48	0.55	(0.07)	—	(0.07)	10.25	5.7	82	0.69	2.01	33
2009	10.60	0.10	(0.78)	(0.68)	(0.10)	$(0.05)	(0.15)	9.77	(6.3)	105	1.13	2.02	89
2008	12.72	0.13	(1.20)	(1.07)	(0.12)	(0.93)	(1.05)	10.60	(9.1)	125	1.10	1.98	60
2007	12.95	0.13	1.37	1.50	(0.12)	(1.61)	(1.73)	12.72	12.7	194	1.02	2.02	46
Class C
2011	$10.26	$0.10	$(0.27)	$(0.17)	$(0.10)	—	$(0.10)	$9.99	(1.7)%	$4,318	0.90%	1.99%	24%
2010	9.78	0.07	0.48	0.55	(0.07)	—	(0.07)	10.26	5.7	4,975	0.70	2.01	33
2009	10.61	0.10	(0.77)	(0.67)	(0.11)	$(0.05)	(0.16)	9.78	(6.2)	4,859	1.06	2.02	89
2008	12.74	0.12	(1.19)	(1.07)	(0.13)	(0.93)	(1.06)	10.61	(9.1)	1,389	1.05	1.98	60
2007	12.97	0.13	1.37	1.50	(0.12)	(1.61)	(1.73)	12.74	12.7	1,003	1.01	2.02	46
Class I
2011	$10.12	$0.21	$(0.27)	$(0.06)	$(0.21)	—	$(0.21)	$9.85	(0.7)%	$1,834	1.92%	0.99%	24%
2010	9.64	0.17	0.48	0.65	(0.17)	—	(0.17)	10.12	6.8	1,769	1.70	1.01	33
2009	10.46	0.19	(0.77)	(0.58)	(0.19)	$(0.05)	(0.24)	9.64	(5.3)	1,451	2.07	1.02	89
2008(b)	11.33	0.17	(0.87)	(0.70)	(0.17)	—	(0.17)	10.46	(6.2)	1,490	2.14 (c)	0.98 (c)	60

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	The ratios do not include include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2011, 2010, 2009, 2008, and 2007 would have been 1.22%, 1.24%, 1.25%,1.21%, and 1.19% (Class AAA), 1.47%, 1.49%, 1.50%, 1.46%, and 1.44% (Class A), 1.97%, 1.99%, 2.00%, 1.96%, and 1.94% (Class B and Class C), and 0.97%, 0.99%, 1.00%, and 0.96% (Class I), respectively.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(c)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimburse- ments††	Operating Expenses Before Waivers/ Reimburse- ments†††	Portfolio Turnover Rate
Intermediate Bond Fund
Class AAA
2011	$11.90	$0.29	$0.03		$0.32	$(0.29)	$(0.02)	$(0.31)	$11.91	2.7%	$16,959	2.45%	1.00%	1.39%	16%
2010	11.52	0.27	0.46		0.73	(0.27)	(0.08)	(0.35)	11.90	6.5	17,038	2.32	1.02	1.49	14
2009	10.84	0.28	0.68		0.96	(0.28)	—	(0.28)	11.52	9.0	13,949	2.51	1.04	1.58	18
2008	10.80	0.36	0.04		0.40	(0.36)	—	(0.36)	10.84	3.7	10,498	3.23	1.07	1.76	32
2007	10.81	0.40	0.00	(b)	0.40	(0.41)	—	(0.41)	10.80	3.7	9,413	3.73	1.10	1.64	20
Class A
2011	$11.90	$0.27	$0.04		$0.31	$(0.28)	$(0.02)	$(0.30)	$11.91	2.6%	$842	2.33%	1.10%	1.49%	16%
2010	11.51	0.26	0.47		0.73	(0.26)	(0.08)	(0.34)	11.90	6.4	487	2.23	1.12	1.59	14
2009	10.84	0.27	0.67		0.94	(0.27)	—	(0.27)	11.51	8.7	523	2.40	1.14	1.68	18
2008	10.80	0.34	0.05		0.39	(0.35)	—	(0.35)	10.84	3.6	101	3.09	1.17	1.86	32
2007	10.81	0.39	0.00	(b)	0.39	(0.40)	—	(0.40)	10.80	3.7	69	3.64	1.20	1.74	20
Class B
2011	$11.90	$0.20	$0.03		$0.23	$(0.20)	$(0.02)	$(0.22)	$11.91	2.0%	$8	1.71%	1.75%	2.14%	16%
2010	11.51	0.18	0.47		0.65	(0.18)	(0.08)	(0.26)	11.90	5.8	38	1.59	1.77	2.24	14
2009	10.84	0.20	0.67		0.87	(0.20)	—	(0.20)	11.51	8.0	130	1.77	1.79	2.33	18
2008	10.80	0.28	0.03		0.31	(0.27)	—	(0.27)	10.84	2.9	48	2.53	1.82	2.51	32
2007	10.81	0.32	0.00	(b)	0.32	(0.33)	—	(0.33)	10.80	3.0	93	2.97	1.85	2.39	20
Class C
2011	$11.32	$0.17	$0.04		$0.21	$(0.19)	$(0.02)	$(0.21)	$11.32	1.9%	$2,234	1.51%	1.75%	2.14%	16%
2010	10.96	0.17	0.44		0.61	(0.17)	(0.08)	(0.25)	11.32	5.7	1,716	1.50	1.77	2.24	14
2009	10.31	0.19	0.65		0.84	(0.19)	—	(0.19)	10.96	8.3	582	1.76	1.79	2.33	18
2008	10.28	0.24	0.05		0.29	(0.26)	—	(0.26)	10.31	2.8	478	2.29	1.82	2.51	32
2007	10.31	0.40	0.09		0.49	(0.52)	—	(0.52)	10.28	4.8	15	3.96	1.85	2.39	20
Class I
2011	$11.91	$0.32	$0.03		$0.35	$(0.32)	$(0.02)	$(0.34)	$11.92	3.0%	$125	2.68%	0.75%	1.14%	16%
2010	11.52	0.30	0.47		0.77	(0.30)	(0.08)	(0.38)	11.91	6.8	125	2.58	0.77	1.24	14
2009	10.85	0.31	0.67		0.98	(0.31)	—	(0.31)	11.52	9.1	322	2.75	0.79	1.33	18
2008(c)	11.09	0.28	(0.25)		0.03	(0.27)	—	(0.27)	10.85	0.2	363	3.57 (d)	0.84 (d)	1.53 (d)	32

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2010, 2009, 2008, and 2007 would have been 1.00%, 1.00%, 1.00%, and 1.00% (Class AAA), 1.10%, 1.10%,1.10%, and 1.10% (Class A), 1.75%, 1.75%, 1.75%, and 1.75% (Class B and Class C), and 0.75%, 0.75%, and 0.75% (Class I), respectively. For the year ended September 30, 2011, there were no Custodian Fee Credits.
†††	The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, the ratios for the years ended September 30, 2010, 2009, 2008, and 2007 would have been 1.47%, 1.54%, 1.69%, and 1.54% (Class AAA), 1.57%, 1.64%, 1.79%, and 1.64% (Class A), 2.22%, 2.29%, 2.44%, and 2.29% (Class B and Class C), and 1.22%, 1.29%, and 1.44% (Class I), respectively. For the year ended September 30, 2011, there were no Custodian Fee Credits.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(d)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Notes to Financial Statements

1.  Organization.  The GAMCO Westwood Funds (the “Trust”) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and currently consists of six active separate investment portfolios: GAMCO Westwood Mighty MitesSM (“Mighty Mites Fund”), GAMCO Westwood SmallCap Equity Fund (“SmallCap Equity Fund”), GAMCO Westwood Income Fund (“Income Fund”), GAMCO Westwood Equity Fund (“Equity Fund”), GAMCO Westwood Balanced Fund (“Balanced Fund”), and GAMCO Westwood Intermediate Bond Fund (“Intermediate Bond Fund”), (individually, a “Fund” and collectively, the “Funds”), each with five classes of shares outstanding except for the SmallCap Equity Fund, Income Fund, and Equity Fund with four classes outstanding. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

•	Mighty Mites Fund seeks to provide long-term capital appreciation by investing primarily in companies with a market capitalization of $500 million or less at the time of initial investment.

•

SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in companies with a market capitalization between $100 million and $2.5 billion at the time of initial investment.

•	Income Fund seeks to provide a high level of current income as well as long-term capital appreciation.

•	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

•	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

•	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2.  Significant Accounting Policies.  The Trust’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including a Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
MIGHTY MITESSM FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$10,893,918	—	$0	$10,893,918
Business Services	23,364,337	—	3	23,364,340
Cable	129,996	—	0	129,996
Educational Services	4,861,437	—	0	4,861,437
Entertainment	1,341,833	—	104,864	1,446,697
Equipment and Supplies	23,304,952	—	3,088	23,308,040
Health Care	50,583,494	—	12,280	50,595,774
Real Estate	5,743,883	$49,050	7,550	5,800,483
Other Industries (a)	293,221,684	—	—	293,221,684
Total Common Stocks	413,445,534	49,050	127,785	413,622,369
Preferred Stocks (a)	536,568	—	—	536,568
Convertible Preferred Stocks (a)	—	9,900	—	9,900
Rights (a)	—	—	190,000	190,000
Warrants (a)	—	—	0	0
U.S. Government Obligations	—	129,831,975	—	129,831,975
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$413,982,102	$129,890,925	$317,785	$544,190,812

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$37,694,977	—	—	$37,694,977
U.S. Government Obligations	—	$2,294,743	—	2,294,743
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$37,694,977	$2,294,743	—	$39,989,720

INCOME FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$4,207,418	—	—	$4,207,418
Preferred Stocks (a)	310,320	—	—	310,320
U.S. Government Obligations	—	$608,932	—	608,932
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$4,517,738	$608,932	—	$5,126,670

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$83,574,071	—	—	$83,574,071
Short-Term Investments (a)	790,302	—	—	790,302
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$84,364,373	—	—	$84,364,373

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$50,582,307	—	—	$50,582,307
Corporate Bonds	—	$16,905,505	—	16,905,505
Short-Term Investments (a)	3,065,270	—	—	3,065,270
U.S. Government Agency Obligations	—	9,966,903	—	9,966,903
U.S. Government Obligations	—	6,719,693	—	6,719,693
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$53,647,577	$33,592,101	—	$87,239,678

INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds	—	$7,207,774	—	$7,207,774
U.S. Government Agency Obligations	—	5,628,310	—	5,628,310
U.S. Government Obligations	—	4,770,896	—	4,770,896
Short-Term Investments (a)	$2,794,690	—	—	2,794,690
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,794,690	$17,606,980	—	$20,401,670

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Funds did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2011.

There were no Level 3 investments held at September 30, 2011 or September 30, 2010 for SmallCap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

MIGHTY MITESSM FUND	Balance as of 9/30/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$1	$—	$—	$(1)	$—	$—	$—	$—	$0	$(1)
Business Services	0	—	—	—	—	—	3	—	3	—
Cable	0	—	—	—	—	—	—	—	0	—
Educational Services	0	—	—	—	—	—	—	—	0	—
Entertainment	82,092	—	—	22,772	—	—	—	—	104,864	22,772
Equipment & Supplies	—	—	—	3,088	0	—	—	—	3,088	3,088
Health Care	12,280	—	—	—	—	—	—	—	12,280	—
Real Estate	1,413	—	—	6,137	—	—	—	—	7,550	6,137
Telecommunications	10	—	(3)	(7)	—	(0)	—	—	—	—
Total Common Stocks	95,796	—	(3)	31,989	0	(0)	3	—	127,785	31,996
Rights:
Health Care	—	—	—	190,000	0	—	—	—	190,000	190,000
Warrants:
Broadcasting	—	—	—	—	—	—	0	—	0	—
Metals & Mining	—	—	—	—	0	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$95,796	$—	$(3)	$221,989	$0	$(0)	$3	$—	$317,785	$221,996

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Securities Sold Short.  The Mighty Mites Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Mighty Mites Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Mighty Mites Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Mighty Mites Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Mighty Mites Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At September 30, 2011, there were no short sales outstanding for the Mighty Mites Fund.

Foreign Currency Translations.  The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted and Illiquid Securities.  Each Fund may invest up to 10% (except for the Mighty Mites Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the- counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Mighty Mites Fund held as of September 30, 2011, refer to its Schedule of Investments.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

Investments in other Investment Companies.  All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended September 30, 2011, the Mighty Mites Fund’s, Equity Fund’s, Balanced Fund’s, and Intermediate Bond Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point for each of these four funds. During the year ended September 30, 2011, the Income Fund and SmallCap Equity Fund held no investments in other investment companies.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statements of Operations.

Currently included in the Statements of Operations for the year ended September 30, 2011 are custodian fee expense and interest expense that were paid for by prior year custodian fee credits as follows:

	Mighty MitesSM Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Expenses paid for by prior year custodian fee credits:
Custodian fee expense	$—	$—	$—	$(21,582)	$(20,867)	$—
Interest expense	—	(3)	(28)	(325)	(9)	(11)

Distributions to Shareholders.  Distributions from net investment income are declared and paid annually for the Mighty Mites Fund, SmallCap Equity Fund, and Equity Fund, and quarterly for the Income Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to changes to net operating loss and capital gain adjustments on the sale of securities with different book and tax basis (Mighty Mites and SmallCap Equity Funds), expired capital loss carryforward (SmallCap Equity Fund) and hybrid securities (Income Fund). These reclassifications have no impact on the NAV of the Funds. For the year ended September 30, 2011, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in-capital.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Mighty MitesSM Fund	$6,495,058	$(6,483,460)	$(11,598)
SmallCap Equity Fund	289,175	1,948,391	(2,237,566)
Income Fund	(975)	975	—
Equity Fund	—	—	—
Balanced Fund	—	—	—
Intermediate Bond Fund	—	—	—

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2011	2010	2011	2010	2011	2010
	Mighty MitesSM Fund		SmallCap Equity Fund		Income Fund
Ordinary Income (inclusive of short-term capital gains)	$7,833,559	$48,672	$—	$—	$51,071	$80,504
Net long-term capital gains	4,564,207	—	—	—	—	—

Total distributions paid	$12,397,766	$48,672	$—	$—	$51,071	$80,504

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Ordinary Income	$612,234	$1,229,224	$1,852,049	$1,819,630	$411,814	$398,653
Net long-term capital gains	—	—	—	—	31,289	113,280

Total distributions paid	$612,234	$1,229,224	$1,852,049	$1,819,630	$443,103	$511,933

Provision for Income Taxes.  The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

	Mighty MitesSM Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Undistributed ordinary income (inclusive of short-term capital gains)	$2,598,469	$—	$9,762	$578,749	$9,389	$18,823
Undistributed long-term capital gain	7,697,816	—	—	—	—	122,960
Accumulated capital loss carryforward	—	(585,873)	(2,661,013)	(21,626,325)	(6,176,716)	—
Unrealized appreciation/depreciation	4,510,567	(9,888,689)	(68,300)	(4,120,028)	(268,697)	1,219,511
Post-October losses	(542)	(801)	—	—	—	—
Other temporary differences	—	—	(4,800)	—	—	(10,557)

Total accumulated earnings	$14,806,310	$(10,475,363)	$(2,724,351)	$(25,167,604)	$(6,436,024)	$1,350,737

The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2011:

Expiring in Fiscal Year	Mighty MitesSM Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
2012	$—	$—	$—	$—	$—	$—
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
2015	—	—	—	—	—	—
2016	—	210	—	—	—	—
2017	—	585,663	1,094,920	—	—	—
2018	—	—	1,503,326	21,626,325	6,176,716	—
2019	—	—	62,767	—	—	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

These capital loss carryforwards are available to reduce future required distributions of net capital gains to shareholders.

During the year ended September 30, 2011, the SmallCap Equity Fund, Equity Fund, and Balanced Fund utilized capital loss carryforwards of $2,876,339, $11,461,752, and $10,470,553, respectively, and $1,969,147 of capital loss carryforwards expired for SmallCap Equity Fund.

Under the current tax law, capital losses related to securities realized after October 31 and prior to a fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2011, Mighty Mites Fund and SmallCap Equity Fund deferred currency losses of $542 and $801, respectively.

At September 30, 2011, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2011:

	Mighty MitesSM Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Aggregate cost of investments	$539,680,162	$49,878,388	$5,194,971	$88,484,401	$87,508,375	$19,182,158

Gross unrealized appreciation	$66,625,512	$517,803	$483,756	$5,882,659	$5,999,584	$1,239,819
Gross unrealized depreciation	(62,114,862)	(10,406,471)	(552,057)	(10,002,687)	(6,268,281)	(20,307)

Net unrealized appreciation/depreciation	$4,510,650	$(9,888,668)	$(68,301)	$(4,120,028)	$(268,697)	$1,219,512

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2011, Mighty Mites Fund paid $11,599 for tax and interest. As of September 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. Tax years ended September 30, 2008 through September 30, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions.  The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites Fund, SmallCap Equity Fund, Income Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of the Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Funds with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the year ended September 30, 2011, the Mighty Mites Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $114,002.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement continues until at least January 31, 2012. For the year ended September 30, 2011, the Adviser waived fees or reimbursed expenses in the amounts of $60,150, $49,220, and $67,194 for the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund, respectively. In addition, the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of the Funds fall below the applicable expense limitation for Class AAA of 1.50%, 2.00%, and 1.00%, respectively, and for Class A of 1.75%, 2.25%, and 1.10%, respectively, and for Class B (for the Intermediate Bond Fund only) and Class C of 2.25%, 2.75%, and 1.75%, respectively, and for Class I of 1.25%, 1.75%, and 0.75%, respectively, of average daily net assets, the annual limitation under the Advisory Agreements. Under the previous Advisory Agreement, which was in effect until January 27, 2011, Income Fund’s expense limitation was 1.50% for Class AAA, 1.75% for Class A, 2.25% for Class C, and 1.25% for Class I, of average daily net assets. As of September 30, 2011, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are $130,424, $136,498, and $148,776 for the SmallCap Equity, Income, and Intermediate Bond Funds, respectively.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

	For the year ended September 30, 2010, expiring September 30, 2012	For the year ended September 30, 2011, expiring September 30, 2013	Total
SmallCap Equity Fund	$70,274	$60,150	$130,424
Income Fund	87,278	49,220	136,498
Intermediate Bond Fund	81,582	67,194	148,776

The Adviser has a Subadvisory Agreement with Westwood Management Corp. (the “Subadviser”) for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Adviser paid the Subadviser out of its advisory fees with respect to these three Funds a fee computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4.  Distribution Plan.  The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Funds. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities for the year ended September 30, 2011, other than short-term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty MitesSM Fund	$253,843,285	$84,982,563	—	$137,000
SmallCap Equity Fund	46,829,305	15,906,535	—	—
Income Fund	708,057	1,003,500	—	250,000
Equity Fund	40,098,494	61,709,581	—	—
Balanced Fund	26,128,407	45,039,884	$1,071,462	11,986,872
Intermediate Bond Fund	428,384	200,000	2,199,597	2,361,292

6.  Transactions with Affiliates.  During the year ended September 30, 2011, the Mighty Mites Fund, and the Income Fund paid brokerage commissions on security trades of $184,006 and $906, respectively, to Gabelli & Co. Additionally, the current and former Distributors retained $129,970 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between each Fund and the Adviser. During the year ended September 30, 2011, the Mighty Mites Fund, Equity Fund, and Balanced Fund each paid or accrued $45,000 and SmallCap Equity Fund paid or accrued $3,750 to the Adviser in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the year ended September 30, 2011 for the Income Fund and Intermediate Bond Fund.

7. Shares of Beneficial Interest. The Funds, except for the SmallCap Equity Fund, Income Fund, and Equity Fund that no longer offer Class B Shares, offer five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge solely to certain institutions, directly through the Distributor, or brokers that have entered in to selling agreements specified with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor. SmallCap Equity Fund’s, Income Fund’s, and Equity Fund’s Class B Shares were fully redeemed on May 3, 2011, December 1, 2009, and March 1, 2011, respectively, and are not available for exchanges from other funds.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

The Mighty Mites Fund, and, since January 28, 2010, the SmallCap Equity Fund and the Income Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees retained by the Mighty Mites Fund during the years ended September 30, 2011 and September 30, 2010 amounted to $10,418 and $689, respectively. Redemption fees retained by the SmallCap Equity Fund and Income Fund for the year ended September 30, 2011 and for the period between January 28, 2010 and September 30, 2010 were $1,107, $52, $1,751, and $0, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30,			Year Ended September 30,		Year Ended September 30,
	2011		2010	2011	2010	2011	2010
	Mighty MitesSM Fund			SmallCap Equity Fund		Income Fund
Class AAA
Shares sold	14,701,924		8,736,054	2,341,059	232,247	134,471	61,267
Shares issued upon reinvestment of distributions	445,730		2,532	—	—	5,654	9,616
Shares redeemed	(8,496,034)		(4,793,343)	(877,330)	(214,599)	(170,633)	(129,829)

Net increase/(decrease) in Class AAA Shares	6,651,620		3,945,243	1,463,729	17,648	(30,508)	(58,946)

Class A
Shares sold	3,765,987		2,583,100	331,023	91,708	3,772	39,505
Shares issued upon reinvestment of distributions	83,026		298	—	—	179	378
Shares redeemed	(2,548,840)		(686,314)	(204,593)	(17,281)	(41,726)	(6,795)

Net increase/(decrease) in Class A Shares	1,300,173		1,897,084	126,430	74,427	(37,775)	33,088

Class B
Shares sold	209		—	—	133	—	—
Shares issued upon reinvestment of distributions	146		2	—	—	—	—
Shares redeemed	(4,916)		(3,880)	(441)*	(143)	—	(10)**

Net increase/(decrease) in Class B Shares	(4,561)		(3,878)	(441)	(10)	—	(10)

Class C
Shares sold	3,846,639		1,898,393	415,018	50,161	42,287	1,464
Shares issued upon reinvestment of distributions	71,039		237	—	—	19	63
Shares redeemed	(813,157)		(213,750)	(34,016)	(8,735)	(2,396)	(23,854)

Net increase/(decrease) in Class C Shares	3,104,521		1,684,880	381,002	41,426	39,910	(22,327)

Class I
Shares sold	2,863,434		740,998	40,970	109,191	4,674	1,883
Shares issued upon reinvestment of distributions	25,752		131	—	—	98	106
Shares redeemed	(768,626)		(195,587)	(65,947)	(51,916)	(41)	(3,172)

Net increase/(decrease) in Class I Shares	2,120,560		545,542	(24,977)	57,275	4,731	(1,183)

	Equity Fund			Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold	610,765		1,629,832	1,128,520	1,229,228	397,169	408,397
Shares issued upon reinvestment of distributions	65,103		137,019	154,208	162,237	22,028	28,200
Shares redeemed	(2,765,936)		(6,668,783)	(4,021,810)	(3,632,606)	(427,000)	(216,571)

Net increase/(decrease) in Class AAA Shares	(2,090,068)		(4,901,932)	(2,739,082)	(2,241,141)	(7,803)	220,026

Class A
Shares sold	89,981		147,529	22,244	21,197	53,130	24,621
Shares issued upon reinvestment of distributions	1,876		5,445	5,917	5,985	861	936
Shares redeemed	(463,101)		(136,675)	(99,023)	(141,135)	(24,184)	(30,124)

Net increase/(decrease) in Class A Shares	(371,244)		16,299	(70,862)	(113,953)	29,807	(4,567)

Class B
Shares sold	—		—	253	1,335	—	—
Shares issued upon reinvestment of distributions	—		2	31	42	27	104
Shares redeemed	(791	)***	(11)	(4,887)	(4,101)	(2,593)	(8,155)

Net increase/(decrease) in Class B Shares	(791)		(9)	(4,603)	(2,724)	(2,566)	(8,051)

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2011	2010	2011	2010	2011	2010

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class C
Shares sold	11,113	21,984	58,562	109,432	206,062	141,211
Shares issued upon reinvestment of distributions	—	403	3,614	2,454	1,234	1,543
Shares redeemed	(29,449)	(38,560)	(114,884)	(124,274)	(161,650)	(44,256)

Net increase/(decrease) in Class C Shares	(18,336)	(16,173)	(52,708)	(12,388)	45,646	98,498

Class I
Shares sold	180,607	78,474	92,692	89,745	7,954	12,158
Shares issued upon reinvestment of distributions	916	955	3,667	2,755	339	373
Shares redeemed	(148,140)	(41,387)	(84,939)	(68,243)	(8,295)	(29,971)

Net increase/(decrease) in Class I Shares	33,383	38,042	11,420	24,257	(2)	(17,440)

*	SmallCap Equity Fund’s Class B Shares were fully redeemed on May 3, 2011.
**	Income Fund’s Class B Shares were fully redeemed on December 1, 2009.
***	Equity Fund’s Class B Shares were fully redeemed on March 1, 2011.

8.  Transactions in Securities of Affiliated Issuers.  The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty Mites Fund’s transactions in the securities of these issuers during the year ended September 30, 2011 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividends	Net Change In Unrealized Appreciation/ Depreciation	Realized Gain/ (Loss)	Value at September 30, 2011	Percent Owned of Shares Outstanding
Beasley Broadcast Group Inc., Cl. A*	133,400	420,000	(8,400)	545,000	—	$(913,847)	$(53,984)	$2,081,900	8.92%
Corning Natural Gas Corp.**	53,671	—	—	—	—	—	—	—	—
Edgewater Technology Inc.*	377,243	255,346	—	632,589	—	(256,208)	—	1,473,932	5.08%
Sevcon Inc.***	252,300	62,654	—	314,954	—	324,291	—	1,999,958	9.37%
SL Industries Inc.*	201,300	32,616	(1,000)	232,916	—	458,308	—	3,924,635	5.13%
Sonesta International Hotels Corp., Cl. A*	161,100	81,873	—	242,973	$16,350	662,044	13,107	4,592,190	6.57%

Total					$16,350	$274,588	$(40,877)	$14,072,615

*	Security was not affiliated at September 30, 2010.
**	Security is no longer considered affiliated at September 30, 2011.
***	Security name changed from Tech/Ops Sevcon Inc.

9.  Indemnifications.  The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, an affiliate of the Adviser, Gabelli Funds, LLC (by virtue of common ownership), entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, Gabelli Funds, LLC, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including these Funds, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by Gabelli Funds, LLC did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The GAMCO Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Westwood Mighty MitesSM Fund, GAMCO Westwood SmallCap Equity Fund, GAMCO Westwood Income Fund, GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, and GAMCO Westwood Intermediate Bond Fund (constituting The GAMCO Westwood Funds, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

November 28, 2011

2011 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the Mighty MitesSM Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund (collectively, the “Funds”) during the year ended September 30, 2011 which was derived from U.S. Treasury securities was 0.00%, 0.59%, 0.00%, 11.53%, and 18.45%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the year ended September 30, 2011. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty MitesSM Fund – For the year ended September 30, 2011, the Fund paid to shareholders ordinary income dividends (comprised of short-term capital gains) totaling $0.060, $0.037, and $0.092 per share for Class AAA, Class A, and Class I Shares, respectively, and long-term capital gains totaling $4,564,207, or the maximum allowable. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2011, 22.05% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain and 16.46% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Income Fund – For the year ended September 30, 2011, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.079, $0.060, $0.019, and $0.100 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended September 30, 2011, 100% of the ordinary income dividends qualifies for the dividends received deductions available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.65% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Equity Fund – For the year ended September 30, 2011, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.050, $0.024, and $0.073 per share for Class AAA, Class A, and Class I Shares, respectively. For the year ended September 30, 2011, 100% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.04% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – For the year ended September 30, 2011, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.184, $0.158, $0.094, $0.102, and $0.212 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively. For the year ended September 30, 2011, 80.28% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 84.38% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 48.23% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Intermediate Bond Fund – For the year ended September 30, 2011, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.288, $0.276, $0.200, $0.190, and $0.317 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, and long-term capital gains totaling $31,289, or the maximum allowable. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GAMCO Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Sub-Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Adviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds that were affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries (“Participating Organizations”). The Board evaluated these factors based on its direct experience with the Adviser and Sub-Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Asset Servicing (BNY), to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Sub-Adviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Adviser, that (i) the Adviser and Sub-Adviser were able to retain quality personnel, (ii) the Adviser, Sub-Adviser and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Sub-Adviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Sub-Adviser’s resources were adequate, and (v) the Adviser and Sub-Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long-standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser and the Sub-Adviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate, and long-term. The Board considered each Fund’s one, three, five and, where available, ten year average annual total return for the periods ended June 30, 2011, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds within the same Lipper peer group category (the “Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the performance Peer Group (the “Performance Peer Group”) was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was above the median for the one year and ten year periods and below the median for the three year and five year periods; the Balanced Fund’s performance was below the median for the one year, three year and five year periods and was at the median for the ten year period; the SmallCap Equity Fund’s performance was above the median for the one year, three year and five year periods and below the median for the ten year period; the Mighty Mites Fund’s performance was below the median for the one year period and above the median for the three year, five year and ten year periods; the Income Fund’s performance was below the median for the one year, three year period and five year periods; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year and ten year periods. The Board also noted that the Income Fund had changed its investment objective in 2005 and therefore only had five years of Peer Group performance data for comparison purposes. The Board concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Sub-Adviser, the Board considered the Adviser’s and Sub-Adviser’s financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Sub-Adviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Sub-Adviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Sub-Adviser, and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Lipper expense peer groups (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Adviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Income Fund, and the Intermediate Bond Fund operated pursuant to a Waiver and Expense Reimbursement Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the advisory fees and expense ratios for the Equity Fund, the Balanced Fund, the SmallCap Equity Fund, the Mighty Mites Fund, and the Income Fund were higher than average when compared with those of their Expense Peer Groups. Finally, the Board noted that although the Intermediate Bond Fund’s net advisory fee was lower than average, its expense ratio was higher than average when compared with its Expense Peer Group. The Board also reviewed the fees charged by the Adviser and Sub-Adviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Adviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2010. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Adviser from their management of the Funds. The Board considered that the Adviser and Sub-Adviser do use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the sub-advisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the Sub-Advisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

GAMCO Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the GAMCO Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4]:
Anthony J. Colavita Trustee Age: 75	Since 1994	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 73	Since 1994	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006

Werner J. Roeder, M.D. Trustee Age: 71	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician

Salvatore J. Zizza Trustee Age: 65	Since 2004	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and
Director of Harbor
BioSciences, Inc.
(biotechnology); Vice
Chairman and Director of
Trans-Lux Corporation
(business services); Chairman
and Chief Executive Officer
of General Employment
Enterprises, Inc. (staffing)
Director (since December
2009); Bion Environmental
Technologies (technology)
(2005-2008); Director of Earl
Schieb Inc. (automotive
				painting) through April 2009.
OFFICERS:
Bruce N. Alpert President and Secretary Age: 59	Since 1994	—	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc., 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008	—

Agnes Mullady Treasurer Age: 53	Since 2006	—	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex	—

Peter D. Goldstein Chief Compliance Officer Age: 58	Since 2004	—	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex	—

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940.
4	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass)

Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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GAMCO WESTWOOD FUNDS

GAMCO Westwood Mighty MitesSM Fund

GAMCO Westwood SmallCap Equity Fund

GAMCO Westwood Income Fund

GAMCO Westwood Equity Fund

GAMCO Westwood Balanced Fund

GAMCO Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: www.tetonadv.com

e-mail: info@tetonadv.com

Board of Trustees
ANTHONY J. COLAVITA President Anthony J. Colavita, P.C.	WERNER J. ROEDER, MD Medical Director Lawrence Hospital

JAMES P. CONN Former Chief Investment Officer Financial Security Assurance Holdings Ltd.	SALVATORE J. ZIZZA Chairman Zizza & Co., Ltd.

Officers
BRUCE N. ALPERT President and Secretary	PETER D. GOLDSTEIN Chief Compliance Officer

AGNES MULLADY Treasurer

Investment Adviser

Teton Advisors, Inc.

Custodian

The Bank of New York Mellon

Distributor

G.distributors, LLC

Legal Counsel

Paul Hastings LLP

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries are unrestricted. The financial statements and investment portfolio are mailed separately from the commentaries. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the GAMCO Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ311AR

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $126,704 in 2010 and $126,704 in 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2010 and $0 in 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,400 in 2010 and $22,400 in 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2010 and $0 in 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2010 and $0 in 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The GAMCO Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date        12/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date        12/7/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date        12/7/11

* Print the name and title of each signing officer under his or her signature.